Exhibit T3B

ACTA DE ASAMBLEA ORDINARIA Y EXTRAORDINARIA DE ACCIONISTAS N° 109: En la Ciudad Autónoma de Buenos Aires a los 27 días del mes de junio de 2022, siendo las 12 horas, se reúnen los señores accionistas de RAGHSA Sociedad Anónima (la **"Sociedad"**), cuya nómina constará en el Libro Registro de Asistencia a Asambleas Generales N° 3, Folio 19 y que representan el 100% del capital social con derecho a voto, uno por sí y cinco representados por la señora Rosa Bustelo, bajo la presidencia del Señor Moisés Khafif, razón por la que se ha dispuesto no realizar las publicaciones previstas en la Ley N° 19.550 y sus modificatorias, de conformidad con lo dispuesto por el Artículo 237 último párrafo de la misma. Asimismo, y conforme la personería acreditada, se deja constancia que en lo que respecta a cuestiones extraordinarias a ser tratadas en la presente Asamblea, la votación será realizada por los nudos propietarios de las acciones con reserva de usufructo. A continuación, toma la palabra el señor Presidente y propone que, si no existen objeciones, la Asamblea sea conducida, en carácter de Secretario de Actas, por el señor Director Mariano Javier Vega por cuanto éste no reviste la calidad de accionista. Puesta la moción a deliberación, no hay objeciones. El señor Director Mariano Javier Vega en uso de la palabra deja constancia de que en los términos de lo previsto en la Res. Gral. N° 830/2020 (la "RG 830") y modificatorias de la Comisión Nacional de Valores (la "CNV"), la Asamblea General Ordinaria y Extraordinaria de Accionistas se realiza: (i) con los accionistas presentes en la sede social; y (ii) con parte de los miembros del directorio y de la comisión fiscalizadora participando bajo la modalidad "a distancia" utilizando la plataforma tecnológica Zoom que permite la transmisión simultánea de sonido, imágenes y palabras en el transcurso de toda la reunión, así como su grabación en soporte digital. Específicamente, los señores Isaac Roberto Khafif y Edgardo Khafif participan de la Asamblea en su calidad de Directores a través de videoconferencia, encontrándose el resto de los miembros del Directorio presentes en la sede social. Los señores Directores Isaac Roberto Khafif y Edgardo Khafif ratifican que su participación a distancia en su calidad de directores no revoca el mandato otorgado a su representante por sus derechos como fiduciarios de accionistas. Seguidamente el Sr. Vega deja constancia de que se encuentran presentes los miembros de la Comisión Fiscalizadora, la Sra. Isabel Caamaño en forma presencial, y la Sra. Haydee Laksman y el Sr. Gabriel Guernik con la modalidad "a distancia". No comparecen los representantes de la Comisión Nacional de Valores ni de la Bolsa de Comercio de Buenos Aires. Por último, se deja constancia que a los fines de celebrar la presente Asamblea General Ordinaria y Extraordinaria de Accionistas se cumplirán la totalidad de los requerimientos establecidos por la RG 830. El señor Director Mariano Javier Vega, previo a someter a consideración los puntos del Orden del Día, de conformidad con lo establecido por la mencionada RG 830, se introduce la siguiente moción de orden: **Aprobación de la celebración de la Asamblea General Ordinaria y Extraordinaria bajo modalidad "a distancia"**: Sobre el presente, se informa que sin perjuicio de que el Estatuto de la Sociedad contempla en su artículo vigésimo la posibilidad de realizar las Asambleas mediante videoconferencia, toda vez que la modificación por las que se introduce tal posibilidad no se encuentra inscripta a la fecha, y en atención a lo consensuado con la CNV en el marco de las actuaciones del Expte. 937/2022, es que se somete a consideración de los Accionistas, en los términos del artículo 1° de la RG 830, la celebración a distancia de la presente Asamblea, con la participación en forma presencial de algunos miembros. Puesto a consideración, los Accionistas por unanimidad **RESUELVEN**: aprobar en su totalidad la moción de orden efectuada por el Sr. Secretario de actas. Seguidamente, y encontrándose cumplido los requerimientos estatutarios y de ley para celebrar la Asamblea, declara abierto el acto para tratar el siguiente Orden del Día: "1°)

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Designación de dos accionistas para firmar el Acta. 2°) Consideración de la reforma de los artículos séptimo, octavo, noveno, décimo, décimo primero, décimo segundo, décimo tercero, décimo cuarto, décimo quinto, décimo sexto, décimo séptimo, décimo octavo, décimo noveno, vigésimo y vigésimo primero del Estatuto Social. Consideración de la aprobación de disposiciones aplicables en el supuesto de aprobación del ingreso al régimen de oferta pública de acciones. 3°) Aprobación de un Texto Ordenado del Estatuto Social. [...]. 12°) Autorizaciones para la realización de trámites y presentaciones necesarios para la obtención de las inscripciones correspondientes."

Menciona el Sr. Director Mariano Javier Vega que la presente Asamblea revestirá el carácter de ordinaria y, para el tratamiento de los puntos 2 °) y 3 °) revestirá el carácter de extraordinaria.

Se pasa a tratar el primer punto del Orden del Día: **1°) Designación de dos accionistas para firmar el Acta.** Toma la palabra el señor Moises Khafif, quien mociona firmar el acta de asamblea en su carácter de representante legal de la Sociedad junto a un representante de la Comisión Fiscalizadora. Se aprueba por unanimidad la moción.

Se pasa a tratar el segundo punto del Orden del Día: "**2°) Consideración de la reforma de los artículos séptimo, octavo, noveno, décimo, décimo primero, décimo segundo, décimo tercero, décimo cuarto, décimo quinto, décimo sexto, décimo séptimo, décimo octavo, décimo noveno, vigésimo y vigésimo primero del Estatuto Social. Consideración de la aprobación de disposiciones aplicables en el supuesto de aprobación del ingreso al régimen de oferta pública de acciones.**" Toma la palabra el señor Mariano Javier Vega, quien manifiesta que, en virtud del paso del tiempo desde la constitución de la Sociedad, la evolución y crecimiento de esta, los avances tecnológicos en el campo de las comunicaciones, nuevas previsiones legales, y a efectos de estar preparados de la mejor manera para hacer frente a eventuales oportunidades y proyectos de la Sociedad, resulta conveniente realizar ciertos ajustes al texto actual del estatuto social. Las modificaciones propuestas son las siguientes:

<u>ARTICULO SEPTIMO: ACCIONES:</u>

Texto Actual: "A) Las acciones de la Sociedad son ordinarias, nominativas no endosables, de valor nominal Pesos Uno ($ 1.-) cada una y con derecho a un (1) voto por acción. En caso que la Sociedad realice Oferta Pública de Acciones, las acciones de la Sociedad serán escriturales. B) La Sociedad puede emitir acciones preferidas con o sin derecho a voto, las cuales serán escriturales. Las acciones preferidas tendrán derecho a un dividendo de pago preferente de carácter acumulativo o no, conforme con las condiciones de su emisión. Puede también fijárseles una participación adicional en las utilidades líquidas y realizadas."

Nuevo Texto: "A) Las acciones de la Sociedad son ordinarias, nominativas no endosables o escriturales. En caso de que la Sociedad realice Oferta Pública de Acciones, las acciones de la Sociedad serán escriturales para lo cual el registro de dichas acciones podrá ser mantenido por un agente de depósito colectivo (incluyendo, sin limitación, Caja de Valores S.A.). Las acciones ordinarias podrán ser de dos Clases de acciones: Clase A y Clase B. Las acciones Clase A son de un peso ($1) valor nominal cada una y con derecho a un (1) voto por acción, y las acciones Clase B son de un peso ($1) valor nominal cada una y con derecho a cinco (5) votos por acción. B) La Sociedad podrá emitir acciones preferidas con o sin derecho a voto, las cuales serán escriturales y podrán ser divididas en clases de acciones preferidas de conformidad con la legislación vigente. Cuando las

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acciones preferidas ejerzan el derecho de voto (ya sea transitoria o permanentemente) lo harán, en su caso, como integrantes, a ese efecto, de la Clase a la cual pertenezcan. Las acciones preferidas tendrán derecho a un dividendo de pago preferente de carácter acumulativo o no, conforme con las condiciones de su emisión. Podrá también fijárseles una participación adicional en las utilidades líquidas y realizadas."

ARTICULO OCTAVO: EMISIÓN DE ACCIONES:

Texto Actual: "A) El Capital puede ser aumentado por decisión de la asamblea general ordinaria. B) Cada emisión de acciones según corresponda debe ser instrumentada conforme las normas de la Comisión Nacional de Valores, las Bolsas en las cuales cotice sus acciones la Sociedad, o la Inspección General de Justicia, así como otras normativas extranjeras según resulte aplicable. Toda resolución de aumento de capital debe ser elevada a escritura pública, salvo que la Asamblea en cada oportunidad decidiera lo contrario, e inscripta en el Registro Público de Comercio. C) La Asamblea que decida la emisión debe fijar las características de las acciones a emitirse, pudiendo delegar en el Directorio la época de la emisión, forma y condiciones de pago, pudiendo efectuar asimismo toda otra delegación admitida por las leyes o reglamentaciones vigentes en cada oportunidad. D) Los Titulares de acciones ordinarias tienen derecho de preferencia para suscribir nuevas acciones en la forma proporcional a sus respectivas tenencias, a cuyo efecto deberán hacer uso de ese derecho en forma y dentro del plazo que fije la Asamblea y las reglamentaciones vigentes en cada oportunidad. Asimismo, los titulares de acciones que ejerzan su derecho de preferencia gozarán del derecho de acrecer en caso de que vencido el plazo para el ejercicio de aquel derecho exista un remanente sin suscribir; el derecho de acrecer debe ejercerse en forma simultánea al de preferencia. E) En caso de que en el futuro los aumentos de capital estuviesen gravados por algún impuesto, éste será abonado en oportunidad de otorgarse los documentos pertinentes para su inscripción. No rigen limitaciones a la transferencia de las acciones de la Sociedad las cuales deben realizarse conforme a lo establecido por la legislación vigente."

Nuevo Texto: "A) El Capital podrá ser aumentado por decisión de la asamblea general ordinaria en los términos del artículo 188 de la Ley N° 19.550 y sus modificatorias respetando la proporcionalidad entre las Clases de acciones. B) Cada emisión de acciones según corresponda debe ser instrumentada conforme las normas de la Comisión Nacional de Valores, las Bolsas en las cuales cotice sus acciones la Sociedad, o la Inspección General de Justicia, así como otras normativas extranjeras según resulte aplicable. Toda resolución de aumento de capital debe ser elevada a escritura pública, salvo que la Asamblea en cada oportunidad decidiera lo contrario, e inscripta en el Registro Público. C) La Asamblea que decida la emisión debe fijar las características de las acciones a emitirse, pudiendo delegar en el Directorio la época de la emisión, forma y condiciones de pago, pudiendo efectuar asimismo toda otra delegación admitida por las leyes o reglamentaciones vigentes en cada oportunidad. D) Los tenedores de acciones ordinarias o preferidas de cada Clase gozarán de los derechos de preferencia y de acrecer para la suscripción de las acciones de la misma Clase que se emitan, en proporción de las que ya posean, y a cuyo efecto se harán las publicaciones que legalmente correspondan. Los derechos de preferencia y de acrecer podrán ejercerse dentro de los plazos legalmente aplicables y podrán limitarse o suspenderse en los casos previstos en la legislación vigente. En la medida que se encuentre permitido por las disposiciones legales vigentes, el derecho

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de preferencia podrá ser ejercido mediante el procedimiento de colocación correspondiente en los términos y condiciones que dispongan las disposiciones legales aplicables y según se indique de acuerdo al procedimiento y plazos previstos en el prospecto de oferta pública que sea aplicable. En tal caso, no será aplicable el derecho de acrecer. En el caso de una emisión de acciones que se divida en las Clases previstas en el artículo séptimo de este estatuto, y manteniendo la proporcionalidad pertinente, el derecho de acrecer se entenderá limitado a las acciones no suscriptas de la respectiva clase. En caso que los accionistas tenedores de las acciones Clase B no ejercieran su derecho de suscripción preferente total o parcialmente respecto de las acciones de su misma Clase, solo tendrán derecho de acrecer los accionistas de la misma Clase de acciones, quedando el Capital Social reducido automáticamente respecto de las acciones no suscriptas. E) En caso de que en el futuro los aumentos de capital estuviesen gravados por algún impuesto, éste será abonado en oportunidad de otorgarse los documentos pertinentes para su inscripción. F) En el supuesto que la Sociedad aprobase el ingreso al régimen de oferta pública de sus acciones, en caso de una emisión de acciones que se divida en las Clases previstas en el artículo séptimo de este estatuto y otras que se emitan, y manteniendo la proporcionalidad pertinente según corresponda y con las limitaciones previstas en el artículo 216 de la Ley 19.550 y sus modificatorias, el derecho de acrecer se entenderá limitado a las acciones no suscriptas de la respectiva clase. Asimismo, resultará aplicable la siguiente RESTRICCIÓN A LA TRANSFERENCIA DE ACCIONES: Las acciones Clase B no podrán ser transferidas a terceros no Vinculados sin previamente ser convertidas en acciones Clase A. Todo valor negociable convertible emitido por la Sociedad dará derecho a conversión sólo en acciones Clase A. Su conversión deberá ser autorizada por asamblea general extraordinaria de accionistas. Se considera "Vinculado/s" respecto de cualquier Persona determinada, a los efectos de este artículo, cualquier persona física o jurídica que directa o indirectamente controla, está controlada o bajo control común con dicha Persona determinada. En el caso de que dicha Persona sea una persona física, incluirá sus ascendientes, descendientes, cónyuges y parientes hasta el segundo grado de consanguinidad y afinidad. Asimismo, incluirá a sus herederos forzosos en caso de sucesión. "Persona" significará cualquier persona física o jurídica, fideicomiso, asociación sin personería jurídica, gobierno (o agencia o subdivisión política de éste) u otra entidad."

<u>ARTICULO NOVENO: OFERTA PÚBLICA:</u>

Texto Actual: "a) De Acciones. La Sociedad puede hacer oferta pública de sus acciones en cualquier Bolsa o Mercado de Valores del país o del exterior, cumpliendo todos los requisitos exigidos para tales fines. En el caso que un accionista dentro del Régimen de Oferta Pública haya adquirido el 95% o más del capital accionario este podrá emitir una declaración unilateral de adquisición de la totalidad del capital remanente siguiendo el procedimiento establecido por el Decreto 677/01. La declaración de adquisición importará por si misma y de pleno derecho el retiro de oferta pública y de la cotización de las acciones a partir de la fecha de la escritura pública que convierta de pleno derecho a la controlante en titular del 100% de las acciones y títulos convertibles. b) De obligaciones negociables: La Sociedad puede emitir dentro o fuera del país, obligaciones negociables, u otros títulos, típicos o atípicos de acuerdo con la Ley 19.550 y las leyes especiales que resultaren aplicables. La emisión deberá ser decidida por la Asamblea general, ordinaria o extraordinaria según corresponda de acuerdo a la legislación especial o por el Directorio si ello resulta especialmente

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autorizado por las normas aplicables. La asamblea puede delegar en el Directorio todas o algunas de las condiciones de emisión. La Sociedad puede emitir otros títulos admitidos por la legislación vigente, convertibles o no en acciones. En caso de emisión de títulos convertibles los accionistas tienen derecho de preferencia. Podrán asimismo crearse clases de acciones de participación en las condiciones establecidas por las reglamentaciones de la Comisión Nacional de Valores."

Nuevo Texto: "A) De Acciones: La Sociedad podrá hacer oferta pública de sus acciones en cualquier Bolsa o Mercado de Valores del país o del exterior, cumpliendo todos los requisitos exigidos para tales fines. En el caso que un accionista dentro del Régimen de Oferta Pública haya adquirido el 95% o más del capital accionario este podrá emitir una declaración unilateral de adquisición de la totalidad del capital remanente siguiendo el procedimiento establecido por la Ley N° 26.831, sus modificatorias y las disposiciones legales aplicables. La declaración de adquisición importará por sí misma y de pleno derecho el retiro de oferta pública y de la cotización de las acciones a partir de la fecha de la escritura pública que convierta de pleno derecho a la controlante en titular del 100% de las acciones y títulos convertibles. B) De obligaciones negociables: La Sociedad podrá emitir dentro o fuera del país, obligaciones negociables, u otros títulos, típicos o atípicos de acuerdo con la Ley N° 19.550, sus modificatorias y las leyes especiales que resultaren aplicables. La emisión deberá ser decidida por la Asamblea general, ordinaria o extraordinaria según corresponda de acuerdo a la legislación especial o por el Directorio si ello resulta especialmente autorizado por las normas aplicables. La asamblea podrá delegar en el Directorio todas o algunas de las condiciones de emisión. La Sociedad podrá emitir otros títulos admitidos por la legislación vigente, convertibles o no en acciones. La Sociedad podrá emitir obligaciones negociables convertibles en acciones de conformidad con la legislación aplicable. En caso de emisión de títulos convertibles los accionistas tienen derecho de preferencia. Podrán asimismo crearse clases de acciones de participación en las condiciones establecidas por las reglamentaciones de la Comisión Nacional de Valores."

ARTICULO DECIMO: DIRECTORIO:

Texto Actual: "A) La dirección y administración de la Sociedad estará a cargo de un Directorio integrado por un mínimo de tres (3) y un máximo de catorce (14) miembros titulares, e igual o menor número de suplentes, según fije la asamblea general ordinaria de la Sociedad. Los suplentes llenaran las vacantes que se produzcan en el orden de su designación cuando tal vacante se produzca, sea por ausencia, renuncia, licencia, incapacidad, inhabilidad o fallecimiento, previa aceptación por el Directorio de la causal de sustitución cuando ésta sea temporaria. B) El mandato de los Directores será de tres (3) ejercicios, siendo reelegibles indefinidamente. C) Sin perjuicio de la aplicación de las normas para la elección mediante voto acumulativo, la elección de Directores se efectuará por lista siempre que este mecanismo no sea objetado por algún accionista, en cuyo caso se efectuará individualmente. Se declarará electa la lista o la persona, según el caso, que obtenga la mayoría absoluta de los votos; si ninguna lista obtuviera tal mayoría se realizará una nueva votación entre las dos listas o personas más votadas, considerándose electa la lista o persona que en dicha votación obtenga la mayor cantidad de votos. En garantía del cumplimiento de sus funciones, cada Director Titular debe brindar, dentro de los cinco (5) días de aceptado el cargo, las garantías que exija la autoridad de contralor."

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Nuevo Texto: "A) La dirección y administración de la Sociedad estará a cargo de un Directorio integrado por un mínimo de tres (3) y un máximo de catorce (14) miembros titulares, e igual o menor número de suplentes, según fije la Asamblea General Ordinaria de accionistas de la Sociedad. Los directores suplentes serán designados por el mismo plazo que los directores titulares para llenar las vacancias que se produzcan por cualquier causa y determinará la forma en que los directores suplentes reemplazarán a los directores titulares en cada caso. B) El mandato de los directores será de tres (3) ejercicios, siendo reelegibles indefinidamente y de disponer la Asamblea General Ordinaria la designación de nueve (9) o más directores, el Directorio se renovará por tercios o por la cantidad más próxima al tercio, pero, en todos los casos, en cada elección deberán elegirse por lo menos tres (3) directores. En caso de que esto último suceda, en la primera designación de nueve (9) o más directores, el primer tercio de los miembros ocupará su cargo por un (1) ejercicio; el segundo tercio lo ocupará por dos (2) ejercicios; y el tercer tercio lo hará por tres (3) ejercicios. En las siguientes designaciones, el mandato será por tres ejercicios. C) La Asamblea General Ordinaria que designe a los miembros del Directorio podrá elegir al Presidente y Vicepresidente. En caso de que así no lo hiciere, el Directorio designará entre sus miembros en la primera reunión posterior a su elección a las personas que desempeñaran los cargos de Presidente y Vicepresidente. D) En garantía del cumplimiento de sus funciones, cada director titular debe brindar, dentro de los cinco (5) días de aceptado el cargo, las garantías que exija la autoridad de contralor. Los miembros del Directorio deberán cumplir con los criterios de independencia según sea requerido por la ley aplicable."

ARTICULO DECIMO PRIMERO: VACANCIAS:

Texto Actual: "En caso de que producidas vacantes en el Directorio, por fallecimiento, incapacidad, inhabilitación, renuncia, remoción o ausencia temporal de uno o más Directores Titulares, no existieren Directores Suplentes para cubrir los cargos y en consecuencia dicho órgano no pueda sesionar válidamente, la Comisión Fiscalizadora debe designar la cantidad de Directores necesaria para cubrir la totalidad de las vacantes, cuyo mandato se extenderá hasta la próxima asamblea general ordinaria."

Nuevo Texto: "En caso de que producidas vacantes en el Directorio, por fallecimiento, incapacidad, inhabilitación, renuncia, remoción o ausencia temporal de uno o más directores titulares, no existieren directores suplentes para cubrir los cargos y en consecuencia dicho órgano no pueda sesionar válidamente, la Comisión Fiscalizadora deberá convocar a una Asamblea General Ordinaria a los efectos de designar la cantidad de directores necesaria para cubrir la totalidad de las vacantes, cuyo mandato se extenderá hasta la próxima asamblea general ordinaria."

ARTICULO DECIMO SEGUNDO:

Texto Actual: "REUNIONES Y DISTRIBUCIÓN DE CARGOS: (A) El Directorio debe reunirse con la frecuencia mínima que fije la normativa aplicable, sin perjuicio de que el Presidente o quien lo reemplace lo convoque cuando lo considere conveniente o cuando sea solicitado por cualquiera de sus miembros. B) Las citaciones deben ser cursadas por el Presidente o por quien lo reemplace, por medio fehaciente, con una antelación de cinco días, con indicación del orden del día. Podrán

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considerarse temas no incluidos en el orden del día si se hubieran originado con posterioridad y tuvieran carácter urgente. C) El Directorio debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto. En su primera reunión luego de cada asamblea general ordinaria, el Directorio debe designar de entre sus miembros a los Directores Titulares que ejercerán la Presidencia y la Vicepresidencia.

Nuevo Texto: "ARTICULO DECIMO SEGUNDO: REUNIONES: A) El Directorio debe reunirse con la frecuencia mínima que fije la normativa aplicable, sin perjuicio de que el Presidente o quien lo reemplace lo convoque cuando lo considere conveniente o cuando sea solicitado por cualquiera de sus miembros. B) Las citaciones deben ser cursadas por el Presidente o por quien lo reemplace, por medio fehaciente, con una antelación de cinco días, con indicación del orden del día. Podrán considerarse temas no incluidos en el orden del día si se hubieran originado con posterioridad y tuvieran carácter urgente. C) El Directorio debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto."

ARTICULO DECIMO TERCERO: QUORUM Y MAYORÍAS.

Texto Actual: "A) El quórum del Directorio se constituye con la mayoría absoluta de sus miembros titulares o suplentes que reemplacen a los titulares. El Directorio adoptará sus resoluciones por el voto de la mayoría de los presentes. En caso de empate, el Presidente, o quien lo reemplace, tiene derecho a doble voto. Serán válidas las resoluciones adoptadas en reuniones de Directorio en las cuales se forme quórum con los directores presentes en el lugar de realización del acto, pudiendo los demás directores participar en las resoluciones adoptadas en la medida en que puedan comunicarse con los directores presentes mediante un mecanismo que les permita voz y voto simultáneo en las deliberaciones, tales como los sistemas de videoconferencia o similares.

Nuevo Texto: "El quórum del Directorio se constituye con la mayoría absoluta de sus miembros titulares o suplentes que reemplacen a los titulares. El Directorio podrá funcionar con los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quorum se computarán los directores presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera de país. El acta de la reunión en la que participen directores a distancia será confeccionada y firmada dentro de los cinco días de celebrada, por los directores presentes físicamente y por el representante de la Comisión Fiscalizadora. Los directores que hayan participado a distancia podrán firmar el acta, sin que la omisión de hacerlo afecte la validez de la reunión y de las resoluciones adoptadas en ella. El acta consignará las manifestaciones de los directores presentes y de los que se encuentren a distancia, así como sus votos con relación a cada resolución adoptada. El Directorio adoptará sus resoluciones con el voto de la mayoría de los directores presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. En caso de empate, el Presidente, o el Vicepresidente ante ausencia o impedimento del Presidente, tendrá derecho a voto doble. En el supuesto de abstención legal o voluntaria de alguno de los directores, la abstención se deducirá del total de votos para el cómputo de la mayoría. La Comisión Fiscalizadora, a través de su

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representante en la reunión de Directorio, deberá dejar constancia en el acta de los nombres de los directores que hayan participado a distancia y de la regularidad de las decisiones adoptadas."

ARTICULO DECIMO CUARTO: FACULTADES DEL DIRECTORIO:

Texto Actual: "El Directorio tiene amplias facultades para organizar, administrar y dirigir la Sociedad, incluso las que requieren poderes especiales a tenor del art. 1881 del Código Civil y del art. 9°, del Decreto Ley 5965/63. En consecuencia, el Directorio puede celebrar en nombre de la sociedad toda clase de actos jurídicos que tiendan al cumplimiento del objeto social, entre otros, comprar, vender, permutar, alquilar bienes muebles o inmuebles de cualquier clase, pudiendo constituir todo tipo de derechos reales; dar y recibir garantías prendarias, hipotecarias, personales o de otra naturaleza; celebrar todo tipo de contratos privados que sean necesarios para cumplir su objeto social; dar o recibir en préstamo dinero o valores en general; operar con toda clase de bancos, compañías financieras o entidades crediticias oficiales y privadas, nacionales o extranjeras; emitir, endosar y descontar pagarés, letras de cambio y cheques sobre fondos o créditos en descubierto; dar y revocar poderes especiales y generales, judiciales, de administración u otros, con amplias facultades, con o sin facultad de sustituir, nombrar gerentes, asignándoles sueldos y atribuciones, revocar tales designaciones, iniciar, proseguir, contestar o desistir denuncias o querellas penales; y realizar todo otro hecho o acto jurídico que sea atinente a su objeto social. Asimismo deberá convocar a las asambleas Generales o Especiales, ordinarias o extraordinarias, según corresponda, fijando el orden del día y presentar anualmente a la asamblea General Ordinaria, la Memoria y los Estados Contables del ejercicio dentro del plazo legal y con las formalidades debidas. La enumeración precedente es enunciativa y no limitativa, por ende el directorio podrá, en general, realizar toda operación, acto, gestión y celebrar todo contrato relacionado con el objeto social conforme con las disposiciones legales."

Nuevo Texto: "El Directorio tiene amplias facultades para organizar, administrar y dirigir la Sociedad, incluso las que requieren poderes especiales a tenor del artículo 375 del Código Civil y Comercial de la Nación y del artículo 9°, del Decreto Ley 5965/63. En consecuencia, el Directorio podrá celebrar en nombre de la sociedad toda clase de actos jurídicos que tiendan al cumplimiento del objeto social, entre otros, comprar, vender, permutar, alquilar bienes muebles o inmuebles de cualquier clase, pudiendo constituir todo tipo de derechos reales; dar y recibir garantías prendarias, hipotecarias, personales o de otra naturaleza; celebrar todo tipo de contratos privados que sean necesarios para cumplir su objeto social; dar o recibir en préstamo dinero o valores en general; operar con toda clase de bancos, compañías financieras o entidades crediticias oficiales y privadas, nacionales o extranjeras; emitir, endosar y descontar pagarés, letras de cambio y cheques sobre fondos o créditos en descubierto; dar y revocar poderes especiales y generales, judiciales, de administración u otros, con amplias facultades, con o sin facultad de sustituir, nombrar gerentes, asignándoles sueldos y atribuciones, revocar tales designaciones, iniciar, proseguir, contestar o desistir denuncias o querellas penales; y realizar todo otro hecho o acto jurídico que sea atinente a su objeto social. El Directorio se encuentra facultado en los términos del artículo 9 de la Ley de Obligaciones Negociables N° 23.576 (y modificatorias) para aprobar la emisión de obligaciones negociables con expresa autorización para determinar todas las condiciones de emisión, incluyendo, sin limitación, monto, época, precio, forma, garantías y condiciones de pago. Asimismo, deberá convocar a las asambleas

Generales o Especiales, ordinarias o extraordinarias, según corresponda, fijando el orden del día y presentar anualmente a la asamblea General Ordinaria, la Memoria y los Estados Contables del ejercicio dentro del plazo legal y con las formalidades debidas. La enumeración precedente es enunciativa y no limitativa, por ende, el directorio podrá, en general, realizar toda operación, acto, gestión y celebrar todo contrato relacionado con el objeto social conforme con las disposiciones legales."

ARTICULO DECIMO QUINTO: REPRESENTACIÓN LEGAL:

Texto Actual: "La representación de la Sociedad es ejercida: A) por el Presidente del Directorio, o quien lo reemplace conforme las disposiciones de este Estatuto, o B) por dos (2) cualesquiera de los restantes Directores Titulares en forma conjunta. En estos casos, los Directores que ejerzan la representación legal de la sociedad requerirán de un acta de Directorio que autorice el acto de que se trate. La facultad de absolver posiciones en juicio o procedimiento arbitral corresponderá al Presidente, al Vicepresidente, o a la persona o personas que con carácter general o especial designe el Directorio. El Presidente, además de los deberes y atribuciones correspondientes a cualquier Director Titular, ejerce la representación de la Sociedad de conformidad con lo dispuesto en el artículo precedente y debe cumplir y hacer cumplir las leyes, los decretos y demás normas legales aplicables a la Sociedad, como así también el presente Estatuto y las decisiones de la asamblea y del Directorio de la Sociedad. El Vicepresidente reemplaza al Presidente en caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción o ausencia temporal o definitiva. En todos los casos, con excepción del de ausencia temporaria, el Directorio debe elegir nuevo Presidente dentro de los treinta (30) días de producida la vacancia."

Nuevo Texto: "La representación de la Sociedad es ejercida: A) por el Presidente del Directorio, o el Vicepresidente ante ausencia o impedimento del Presidente, o, B) por dos (2) cualesquiera de los restantes Directores Titulares en forma conjunta en caso de ausencia o impedimento del Presidente y el Vicepresidente. En estos casos, los Directores que ejerzan la representación legal de la sociedad requerirán de un acta de Directorio que autorice el acto de que se trate. La facultad de absolver posiciones en juicio o procedimiento arbitral corresponderá al Presidente o al Vicepresidente ante ausencia o impedimento del Presidente o a la persona o personas que con carácter general o especial designe el Directorio. El Presidente, además de los deberes y atribuciones correspondientes a cualquier Director Titular, ejerce la representación de la Sociedad de conformidad con lo dispuesto en el artículo precedente y debe cumplir y hacer cumplir las leyes, los decretos y demás normas legales aplicables a la Sociedad, como así también el presente Estatuto y las decisiones de la asamblea y del Directorio de la Sociedad. El Vicepresidente reemplaza al Presidente en caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción o ausencia temporal o definitiva. En todos los casos, con excepción del supuesto de ausencia temporaria, el Directorio debe elegir de conformidad con lo establecido en el artículo décimo tercero del presente, nuevo Presidente dentro de los treinta (30) días de producida la vacancia."

Dr. ALBERTO H. HUEYO ESCRIBANO

Dr. ALBERTO H. HUEYO ESCRIBANO

COMISION NACIONAL DE VALORES FOLIO 133

ARTICULO DECIMO SEXTO: COMITÉ EJECUTIVO:

Texto Actual: "La gestión de los negocios ordinarios está a cargo del Directorio. En caso que la Sociedad realice una Oferta Pública de Acciones, dicha gestión será realizada por un Comité Ejecutivo integrado por un mínimo de tres (3) y un máximo de nueve (9) miembros titulares. En la primer reunión del Directorio posterior a la Asamblea General Ordinaria, los Directores deben elegir de su seno a los miembros titulares que integrarán el Comité Ejecutivo, dos (2) de los cuales serán necesariamente el Presidente y el Vicepresidente del Directorio; elegirán también un (1) miembro suplente – que será otro Director Titular-, quien asumirá en caso de vacancia temporal o permanente de cualquiera de los miembros titulares del Comité. La cesación por cualquier causa en el cargo de director titular de la sociedad implica automáticamente la cesación en el cargo de miembro del Comité Ejecutivo, sin necesidad de decisión expresa. En su primera reunión el Comité Ejecutivo designará de entre sus miembros a un Presidente y Vicepresidente, que reemplazará al primero en caso de ausencia o impedimento permanente o temporario."

Nuevo Texto: "La gestión de los negocios ordinarios está a cargo del Directorio. En caso de que la Sociedad realice una Oferta Pública de Acciones, dicha gestión será realizada por un Comité Ejecutivo integrado por el número de miembros titulares que fije el directorio. En la primera reunión del Directorio posterior a la Asamblea General Ordinaria, los Directores deben elegir de su seno a los miembros titulares que integrarán el Comité Ejecutivo, debiendo al menos estar compuesto por el Presidente y dos (2) miembros titulares del Directorio; elegirán también un (1) miembro suplente – que será otro Director Titular, siempre y cuando la composición del Directorio así lo permita. En su defecto, será designado un Director Suplente a tal fin-, quien asumirá en caso de vacancia temporal o permanente de cualquiera de los miembros titulares del Comité. La cesación por cualquier causa en el cargo de director titular de la sociedad implica automáticamente la cesación en el cargo de miembro del Comité Ejecutivo, sin necesidad de decisión expresa. El Presidente del Directorio será también el Presidente del Comité Ejecutivo. Asimismo, en su primera reunión el Comité Ejecutivo designará de entre sus miembros a un Vicepresidente, que reemplazará al Presidente en caso de ausencia o impedimento permanente o temporario."

ARTICULO DECIMO SEPTIMO: FUNCIONAMIENTO DEL COMITÉ EJECUTIVO.

Texto Actual: "El Comité Ejecutivo funcionará con la presencia de dos (2) de sus miembros y resolverá por el voto de la mayoría de ellos, disponiendo en caso de empate de doble voto su Presidente o quien lo reemplace. En su primera reunión el Comité Ejecutivo determinará la periodicidad de sus reuniones, sin perjuicio de las que deba realizar por citación de su Presidente o quien lo reemplace, o a solicitud dirigida a ellos por cualquiera de sus integrantes, la que deberá cumplimentarse dentro de las cuarenta y ocho (48) horas. En ningún caso las reuniones requerirán de orden del día establecido y comunicado previamente. De dichas reuniones se dejará constancia en un libro de actas rubricado a tal efecto. El Comité Ejecutivo podrá dividir sus funciones mediante la creación de Subcomités especiales de tres (3) miembros -a cualquiera de los cuales reemplazará en su caso el suplente arriba indicado-, a los cuales se aplicarán las reglas de funcionamiento precedentemente establecidas. El Comité Ejecutivo, sin perjuicio de las atribuciones que la ley y este Estatuto confieren al Directorio, debe ocuparse de la gestión de los negocios ordinarios que no sean atendidos en forma directa, sea originaria o por avocación, por el Directorio. En consecuencia, el Comité Ejecutivo puede en cumplimiento de las políticas fijadas por el Directorio: 1) desarrollar y ejecutar, la política comercial, crediticia, financiera y de recursos humanos de la sociedad, y cualquier otra concerniente al objeto social, celebrando en su caso, con representación suficiente, los contratos y operaciones necesarios, incluyendo aquellos que requiriesen el otorgamiento de escritura pública; 2) Crear, mantener, suprimir, reestructurar o trasladar las dependencias y sectores de la organización administrativa y funcional de la sociedad; 3) Crear Comités Especiales, y/o estructuras o niveles funcionales análogos, designar a quienes estarán a su cargo y determinar el alcance de sus funciones; 4) Aprobar la dotación del personal, efectuar los nombramientos de gerentes, incluido el gerente general, y subgerentes y determinar sus funciones, contratar personal de cualquier rango o jerarquía, fijar sus niveles de remuneraciones de todos ellos y sus condiciones de trabajo, y adoptar cualquier otra medida de política de personal, incluidas promociones y despidos, siendo facultad del Presidente del Comité Ejecutivo el disponer pases, traslados y/o remociones, así como el aplicar las sanciones que pudieran corresponder; 5) Proponer al Directorio la creación, apertura, traslado o cierre de sucursales, agencias o representaciones dentro o fuera del país, así como la participación fundacional o por adquisición en otras sociedades domiciliadas en el país o en el exterior y la enajenación total o parcial de tales participaciones, y supervisar el funcionamiento de todas ellas, instruyendo a quienes corresponda acerca del ejercicio de derechos sociales; 6) Administrar y disponer de bienes sociales y con igual alcance tomar fondos en préstamo para destinarlos a las operaciones de la sociedad; 7) Elaborar y someter a consideración del Directorio los planes necesarios para el desarrollos de las políticas a que se refiere el inciso 1) de este apartado, como así también el régimen de contrataciones, el presupuesto anual y las estimaciones de gastos e inversiones y niveles de endeudamiento; 8) Dictar su propio reglamento interno si lo estimare necesario. La enumeración precedente es meramente enunciativa, pudiendo el Comité Ejecutivo realizar todos los actos necesarios que hacen a la gestión ordinaria de los negocios sociales. Sin perjuicio de las atribuciones del Directorio y de las que corresponden a los representantes legales de la Sociedad, el Acta del Comité Ejecutivo será documento suficiente para autorizar la realización de cualquier operación ordinaria de la sociedad."

Nuevo Texto: "El Comité Ejecutivo funcionará con la presencia de dos (2) de sus miembros y resolverá por el voto de la mayoría de ellos, disponiendo en caso de empate de doble voto su Presidente o quien lo reemplace. En el caso que la reunión sea a distancia, el órgano de fiscalización dejará constancia de la regularidad de las decisiones adoptadas. El Comité podrá funcionar con los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quorum se computarán los miembros presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera de país. El acta de la reunión en la que participen miembros a distancia será confeccionada y firmada dentro de los cinco días de celebrada, por los directores presentes físicamente y por el representante del órgano de fiscalización. En su primera reunión el Comité Ejecutivo determinará la periodicidad de sus reuniones, sin perjuicio de las que deba realizar por citación de su Presidente o quien lo reemplace, o a solicitud dirigida a ellos por cualquiera de sus integrantes, la que deberá cumplimentarse dentro de las cuarenta y ocho (48) horas. En ningún caso las reuniones requerirán de orden del día establecido y comunicado previamente. De dichas reuniones se dejará constancia en un libro de actas rubricado a tal efecto. El Comité Ejecutivo podrá dividir sus funciones mediante la creación de Subcomités especiales de tres (3) miembros -a cualquiera de los cuales reemplazará en su caso el suplente arriba indicado-, a los cuales se aplicarán las reglas de funcionamiento precedentemente establecidas. El Comité Ejecutivo, sin perjuicio de las atribuciones que la ley y este Estatuto confieren al Directorio, debe ocuparse de la gestión de los negocios ordinarios que no sean atendidos en forma directa, sea originaria o por avocación, por el Directorio. En consecuencia, el Comité Ejecutivo podrá en cumplimiento de las políticas fijadas por el Directorio: 1) desarrollar y ejecutar, la política comercial, crediticia, financiera y de recursos humanos de la sociedad, y cualquier otra concerniente al objeto social, celebrando en su caso, con representación suficiente, los contratos y operaciones necesarios, incluyendo aquellos que requiriesen el otorgamiento de escritura pública; 2) Crear, mantener, suprimir, reestructurar o trasladar las dependencias y sectores de la organización administrativa y funcional de la sociedad; 3) Crear Comités Especiales, y/o estructuras o niveles funcionales análogos, designar a quienes estarán a su cargo y determinar el alcance de sus funciones; 4) Aprobar la dotación del personal, efectuar los nombramientos de gerentes, incluido el gerente general, y subgerentes y determinar sus funciones, contratar personal de cualquier rango o jerarquía, fijar sus niveles de remuneraciones de todos ellos y sus condiciones de trabajo, y adoptar cualquier otra medida de política de personal, incluidas promociones y despidos, siendo facultad del Presidente del Comité Ejecutivo el disponer pases, traslados y/o remociones, así como el aplicar las sanciones que pudieran corresponder; 5) Proponer al Directorio la creación, apertura, traslado o cierre de sucursales, agencias o representaciones dentro o fuera del país, así como la participación fundacional o por adquisición en otras sociedades domiciliadas en el país o en el exterior y la enajenación total o parcial de tales participaciones, y supervisar el funcionamiento de todas ellas, instruyendo a quienes corresponda acerca del ejercicio de derechos sociales; 6) Administrar y disponer de bienes sociales y con igual alcance tomar fondos en préstamo para destinarlos a las operaciones de la sociedad; 7) Elaborar y someter a consideración del Directorio los planes necesarios para el desarrollos de las políticas a que se refiere el inciso 1) de este apartado, como así también el régimen de contrataciones, el presupuesto anual y las estimaciones de gastos e inversiones y niveles de endeudamiento; 8) Dictar su propio reglamento interno si lo estimare necesario. La enumeración precedente es meramente enunciativa, pudiendo el Comité Ejecutivo realizar todos los actos necesarios que hacen a la gestión ordinaria de los negocios sociales. Sin perjuicio de las atribuciones del Directorio y de las que corresponden a los representantes legales de la Sociedad, el Acta del Comité Ejecutivo será documento suficiente para autorizar la realización de cualquier operación ordinaria de la sociedad."

ARTICULO DECIMO OCTAVO: FISCALIZACIÓN:

Texto Actual: "A) COMISIÓN FISCALIZADORA: A) La Fiscalización de la Sociedad está a cargo de una Comisión Fiscalizadora compuesta por tres (3) Síndicos Titulares y tres (3) Suplentes designados por la Asamblea General Ordinaria. En su primera reunión posterior a la Asamblea General Ordinaria, la Comisión Fiscalizadora debe elegir entre sus miembros el que se desempeñará como Presidente del órgano. B) El mandato de los Síndicos dura un (1) ejercicio. C) La Comisión Fiscalizadora sesiona con la presencia de la mayoría absoluta de sus miembros y resuelve por mayoría de votos presentes, y se reunirá con la periodicidad mínima que requiera el cumplimiento de sus funciones y de las normas aplicables. E) La Comisión Fiscalizadora debe dejar constancia de sus

Dr. ALBERTO H. HUEYO ESCRIBANO
Dr. ALBERTO H. HUEYO ESCRIBANO
COMISIÓN NACIONAL DE VALORES FOLIO 136

decisiones en un libro de actas rubricado a tal efecto. F) En caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción, o ausencia, temporal o definitivas, de los miembros titulares los suplentes deben reemplazarlos en el orden de su designación. G) Los Síndicos tienen las facultades y deberes que les asigna la Ley de Sociedades Comerciales. H) La remuneración de los Síndicos debe ser fijada por la Asamblea General Ordinaria dentro de los límites establecidos por la ley vigente. B) COMITÉ DE AUDITORÍA. En el caso que la Sociedad realizara Oferta Pública de Acciones, contará con un Comité de Auditoria que tendrá las funciones y responsabilidades establecidas por la normativa vigente, las que en el futuro emita la autoridad de contralor y las que le asigne la Asamblea de Accionistas y el Directorio. Estará integrado por tres (3) miembros del Directorio como miembros titulares y tres (3) suplentes. La mayoría de los miembros del Comité de Auditoria deberán revestir la calidad de independientes conforme a los criterios que determine la autoridad de contralor. Los miembros del Comité serán elegidos por el Directorio a propuesta del Presidente. El Comité fijará su propio Reglamento Interno."

Nuevo Texto: "A) COMISIÓN FISCALIZADORA: A) La Fiscalización de la Sociedad está a cargo de una Comisión Fiscalizadora compuesta por tres (3) Síndicos Titulares y tres (3) Suplentes designados por la Asamblea General Ordinaria. En su primera reunión posterior a la Asamblea General Ordinaria, la Comisión Fiscalizadora debe elegir entre sus miembros el que se desempeñará como Presidente del Órgano. B) El mandato de los Síndicos dura un (1) ejercicio. C) La Comisión Fiscalizadora sesiona con la presencia de la mayoría absoluta de sus miembros y resuelve por mayoría de votos presentes, y se reunirá con la periodicidad mínima que requiera el cumplimiento de sus funciones y de las normas aplicables. E) La Comisión Fiscalizadora debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto. F) En caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción, o ausencia, temporal o definitivas, de los miembros titulares los suplentes deben reemplazarlos en el orden de su designación. G) Los Síndicos tienen las facultades y deberes que les asigna la Ley N° 19.550 y sus modificatorias. H) La remuneración de los Síndicos debe ser fijada por la Asamblea General Ordinaria dentro de los límites establecidos por la ley vigente. B) COMITÉ DE AUDITORÍA. En el caso que la Sociedad realizara Oferta Pública de Acciones, contará con un Comité de Auditoria que tendrá las funciones y responsabilidades establecidas por la normativa vigente, las que en el futuro emita la autoridad de contralor y las que le asigne la Asamblea de Accionistas y el Directorio. Estará integrado por tres (3) miembros del Directorio como miembros titulares y podrá designarse igual o menor número de suplentes que serán nombrados por el Directorio de entre sus miembros titulares o suplentes. La mayoría de los miembros del Comité de Auditoria deberán revestir la calidad de independientes conforme a los criterios que determine la autoridad de contralor. Los miembros del Comité serán elegidos por el Directorio a propuesta del Presidente. El Comité fijará su propio Reglamento Interno y podrá funcionar con los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quorum se computarán los miembros presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera del país. El acta de la reunión en la que participen los miembros del Comité de Auditoría a distancia, será confeccionada y firmada dentro de los cinco días de celebrada, por los miembros presentes físicamente y el representante del órgano de fiscalización. Los miembros que hayan participado a distancia podrán firmar el acta, sin que la omisión de hacerlo afecte la validez de la reunión y de las resoluciones adoptadas en ella. El acta consignará las manifestaciones de los

DR. ALBERTO HUETO ESCRIBANO
DR. ALBERTO HUETO ESCRIBANO
COMISION NACIONAL DE VALORES FOLIO 137

miembros presentes y de los que se encuentren a distancia, así como sus votos con relación a cada resolución adoptada. El Comité de Auditoría adoptará sus resoluciones con el voto de la mayoría de los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. Los miembros de los órganos de administración y los miembros del órgano de fiscalización podrán asistir a las deliberaciones del Comité de Auditoría, con voz, pero sin voto."

ARTICULO DECIMO NOVENO: ASAMBLEAS DE ACCIONISTAS. CONVOCATORIAS:

Texto Actual: "A) Toda Asamblea debe ser convocada por el Directorio, o en su caso por la Comisión Fiscalizadora, en los casos previstos por la ley o a pedido de accionistas que representen un cinco (5%) por ciento del capital social. Las Asambleas deben ser convocadas dentro de los plazos exigidos por las normas vigentes. B) Las Asambleas Ordinarias pueden ser citadas simultáneamente en primera y segunda convocatoria en la forma establecida por el artículo 237 de la ley 19.550, sin perjuicio de lo allí dispuesto para el caso de Asamblea Unánime. A falta de convocatoria simultánea, la Asamblea en segunda convocatoria por haber fracasado la primera, deberá celebrarse dentro de los treinta (30) días siguientes a la misma, cumpliendo con las publicaciones exigidas por las normas vigentes."

Nuevo Texto: "A) Toda Asamblea debe ser convocada por el Directorio, o en su caso por la Comisión Fiscalizadora, en los casos previstos por la ley o a pedido de accionistas que representen un cinco (5%) por ciento del capital social. Las Asambleas deben ser convocadas dentro de los plazos exigidos por las normas vigentes. B) Las Asambleas Ordinarias podrán ser citadas simultáneamente en primera y segunda convocatoria en la forma establecida por el artículo 237 de la Ley N° 19.550 y sus modificatorias, sin perjuicio de lo allí dispuesto para el caso de Asamblea Unánime. A falta de convocatoria simultánea, la Asamblea en segunda convocatoria por haber fracasado la primera, deberá celebrarse dentro de los treinta (30) días siguientes a la misma, cumpliendo con las publicaciones exigidas por las normas vigentes."

ARTICULO VIGESIMO: FUNCIONAMIENTO DE LAS ASAMBLEAS:

Texto Actual: "Los accionistas pueden hacerse representar en el acto de la Asamblea de la que se trate mediante el otorgamiento de un mandato en instrumento privado con su firma certificada en forma notarial, judicial o bancaria. Los condóminos de acciones deben unificar su representación. Las Asambleas deben ser presididas por el Presidente del Directorio, o por el Director que se encuentre a esa fecha a cargo de la Presidencia del Directorio. El quórum y el régimen de mayorías se rigen por los artículos 243 y 244 de la ley 19.550 según la clase de Asamblea de que se trate, excepto en cuanto al quórum de la asamblea extraordinaria en segunda convocatoria que se celebrará cualquiera sea el número de acciones presentes con derecho a voto."

Nuevo Texto: "Los accionistas podrán hacerse representar en el acto de la Asamblea de la que se trate mediante el otorgamiento de un mandato en instrumento público o privado. Los condóminos de acciones deben unificar su representación. Las Asambleas serán presididas por el Presidente del Directorio o su remplazante y en su defecto, por la persona que designe la Asamblea. Sin que pueda

Dr. ALBERTO H. HUEYO ESCRIBANO
Dr. ALBERTO H. HUEYO ESCRIBANO
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implicar la delegación de atribuciones propias de la presidencia, se entenderá procedente que ésta se haga asistir por personal administrativo. El quórum de la Asamblea Ordinaria se constituye en primera convocatoria con la mayoría de las acciones con derecho a voto. El quórum de la Asamblea Extraordinaria se constituye en primera convocatoria con al menos el sesenta por ciento de acciones con derecho a voto. En segunda convocatoria, el quórum será el dispuesto por los artículos 243 segundo párrafo de la Ley N° 19.550 y sus modificatorias para la Asamblea Ordinaria y 244 segundo párrafo de la Ley N° 19.550 y sus modificatorias para la Asamblea Extraordinaria. La Asamblea adoptará sus resoluciones por mayoría de votos presentes. En caso de que la Sociedad realizara Oferta Pública de Acciones u Obligaciones Negociables: A) Los Directores y miembros de la Comisión Fiscalizadora tienen derecho y obligación de asistir con voz a todas las asambleas. Sólo tendrán voto en la medida que les corresponda como accionistas con las limitaciones establecidas por la ley vigente. B) La Asamblea adoptará sus resoluciones por mayoría de votos presentes, ya sea por sí o por representación, en forma física o comunicados a través de medios de transmisión simultánea de sonido, imágenes y palabras, siempre que todos los participantes puedan ser identificados y puedan seguir la deliberación e intervenir en la misma en tiempo real, asegurando el principio de igualdad de trato de los participantes. Los participantes que asistan por cualquiera de los medios antes indicados se considerarán presentes a todos los efectos, incluyendo sin carácter limitativo, para determinar si existe o no quórum para sesionar. C) En caso de que asistan participantes a distancia, deberá constar en el acta los sujetos y el carácter en que participaron del acto a distancia, el lugar donde se encontraban, los mecanismos técnicos utilizados y el voto emitido por los sujetos con relación a cada resolución adoptada. Las actas deberán ser confeccionadas y firmadas dentro de los cinco (5) días hábiles desde la celebración, debiendo constar las firmas de los socios elegidos a tal fin, del Presidente y del representante de la Comisión Fiscalizadora. La Comisión Fiscalizadora dejará constancia en el acta de los nombres de los participantes que han participado a distancia y de la regularidad de las decisiones adoptadas en el curso de la reunión."

Luego de un amplio debate y cambio de ideas, los accionistas aprueban por unanimidad la moción y se modifican los artículos séptimo, octavo, noveno, décimo, décimo primero, décimo segundo, décimo tercero, décimo cuarto, décimo quinto, décimo sexto, décimo séptimo, décimo octavo, décimo noveno y vigésimo del Estatuto Social según los textos nuevos propuestos. Se deja constancia que finalmente el artículo vigésimo primero del Estatuto Social no será reformado.

Seguidamente, y en atención a la reforma introducida en el artículo séptimo del Estatuto, es que resulta necesario convertir las acciones en circulación de la Sociedad a la fecha. Al respecto, el Sr. Vega manifiesta que si bien tal conversión no se encuentra expresamente contemplada en el Orden del Día, su tratamiento resulta posible en los términos de lo estipulado por el artículo 246 incisos 1° y 2° de la Ley General de Sociedades. En atención a ello, luego de un breve debate, los accionistas por unanimidad **RESUELVEN**: (i) la conversión de la totalidad de las acciones actualmente en circulación, es decir, 373.340.000 acciones ordinarias, nominativas no endosables de valor nominal $1 y con derecho a 1 voto por acción, en 373.340.000 acciones ordinarias, nominativas no endosables Clase "B", de valor nominal $1 y con derecho a 5 votos por acción; (ii) Instruir al Directorio de la Sociedad a que proceda a cancelar la totalidad de las acciones en circulación, y emitir los nuevos títulos accionarios; y (iii) instruir al Directorio de la Sociedad a realizar las anotaciones pertinentes en el registro de acciones de la Sociedad.

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Finalmente, en virtud de lo consensuado con la CNV en el marco del Expte. 937/2022, habida cuenta de que la Sociedad no obtuvo la inscripción de la reforma introducida mediante Asamblea de fecha 30/06/2017, tramitando bajo el expediente número 2160/2017, es que correspondería: (i) rectificar lo resuelto en dicha Asamblea, dejándose sin efecto la reforma del artículo vigésimo del Estatuto aprobada en el punto segundo del orden del día de esta; y (ii) desistir el trámite bajo el cual fue presentado ante las autoridades pertinentes. Al respecto, el Sr. Vega aclara que, conforme fuere oportunamente consensuado con la CNV, cuando se consideró la reforma del articulado del Estatuto en el presente punto del Orden del Día, se consignó el texto vigente, sin contemplar aquello que no hubiera sido aprobado por las autoridades. Asimismo, manifiesta que si bien la rectificación de lo resuelto en la Asamblea de fecha 30/06/2017, y el desistimiento del trámite indicado no se encuentra expresamente detallado en el Orden del Día, el mismo será considerado en los términos del artículo 246 inciso 1° de la Ley General de Sociedades, toda vez que se encuentra presente la totalidad del capital social, y las decisiones se adoptarán por unanimidad. Puesto a consideración, los Accionistas por unanimidad **RESUELVEN**: rectificar lo resuelto en la Asamblea de fecha 30/06/2017, dejando sin efecto la reforma del artículo vigésimo del Estatuto aprobada en el punto segundo del orden del día de tal Asamblea, y, por consiguiente, desistir del trámite N° 2160/2017 correspondiente a su inscripción registral ante la CNV.

Se pasa a tratar el tercer punto del Orden del Día: **3°) Aprobación de un Texto Ordenado del Estatuto Social**. El Sr. Mariano Vega propone que, teniendo en cuenta las modificaciones al Estatuto Social aprobados en el punto del Orden del día precedente, se apruebe como nuevo Texto Ordenado el siguiente:

"ESTATUTOS SOCIALES DE RAGHSA SOCIEDAD ANONIMA. ARTÍCULO PRIMERO: DENOMINACIÓN. La sociedad se denomina "RAGHSA SOCIEDAD ANONIMA". ARTÍCULO SEGUNDO: DURACIÓN: El término de duración de la sociedad vence el 28 de febrero de 2100-. ARTICULO TERCERO: DOMICILIO: El domicilio legal de la Sociedad se fija en la Ciudad de Buenos Aires, República Argentina, sin perjuicio de lo cual podrá establecer sucursales, agencias o cualquier especie de representación dentro o fuera del país. ARTÍCULO CUARTO: OBJETO: La Sociedad tendrá por objeto dedicarse, por sí, por intermedio de terceros, o asociada a terceros, a las siguientes actividades en el país o en el exterior: I) Operaciones Inmobiliarias: mediante la compra, venta, permuta, adquisición desarrollo y/o transferencia por cualquier título, de inmuebles aptos para cualquier destino, sean urbanos o rurales, sitos en la República Argentina o en el exterior, y/o mediante la constitución, adquisición y/o transferencia de sociedades que sean titulares de tales inmuebles, pudiendo realizar desarrollos, subdivisiones, urbanizaciones, parcelamientos, y/o comercialización de Inmuebles, todo ello bajo cualquier modalidad jurídica nominada o innominada, incluyendo la compraventa, locación, arrendamiento, leasing, fideicomiso, concesión, contrato de hospedaje, contrato de garaje, cesión, contratos por los cuales se constituyan y/o transmitan derechos reales y/o derechos personales o creditorios, etc., de todo género sobre inmuebles, propios y/o de terceros, sean urbanos o rurales, sitos en la República Argentina o en el exterior; con las finalidades y/o destinos que, con sujeción a la normativa vigente, se estimare en cada caso más conveniente, tales como, a título meramente enunciativo, viviendas, oficinas comerciales y/o profesionales, locales comerciales y/o centros de comercialización a cualquier escala, explotación de establecimientos hoteleros, apart-hoteles, hosterías, tiempos compartidos, shopping centers, "malls", galerías comerciales, garajes, cocheras, playas de estacionamiento, loteos, countries, barrios cerrados, cementerios privados, centros deportivos, recreativos, turísticos y/o de esparcimientos, etc.; II) Construcciones: construir, reciclar, remodelar, reparar, ejecutar, desarrollar, etc. bienes inmuebles, propios y/o ajenos, públicos o privados, cualquiera fuere su destino, en su caso, y de corresponder conforme la normativa que resulte aplicable; construir, ejecutar, llevar a cabo, explotar y/o administrar obras públicas, servicios públicos y/o bienes públicos, sea a título de concesionaria, licenciataria o bajo cualquier otra figura o modalidad jurídica, cualesquiera fuere el destino de aquéllos, participar en concesiones y/o licencias de obras y/o servicios y/o bienes y/o bienes públicos y adquirir participación en sociedades inversoras que tengan intereses en sociedades licenciatarias o concesionarias; III) Administraciones: administrar todo tipo de bienes inmuebles o muebles, fondos, carteras crediticias, mobiliarias o inmobiliarias, activos de cualquier naturaleza, sean bienes propios y/o ajenos, administrar consorcios de copropietarios, espacios guardacoches, garajes, cocheras y playas de estacionamiento, desempeñar mandatos y/o gestiones de administración, aceptar cargos de fiduciaria, etc.; IV) Financiación de emprendimientos, proyectos, obras u operaciones inmobiliarias: otorgar créditos para la financiación de emprendimientos, proyectos, obras o desarrollos inmobiliarios de terceros, públicos o privados, o para la adquisición de inmuebles nuevos o usados, cualquiera fuere el destino previsto para tales inmuebles, efectuar aportes de capital o tecnología o conocimiento de negocios a los mismos fines antes indicados, en su caso con las garantías reales y/o personales que correspondan; todo ello con sujeción a las normas y reglamentaciones que resultaren aplicables y en la medida que no se trate de operaciones reservadas a las entidades comprendidas en la Ley de Entidades Financieras de la República Argentina; V) Representaciones: aceptar y ejercer representaciones, mandatos, comisiones, agencias, consignaciones y/o gestiones de negocios; VI) Operaciones Mobiliarias de toda clase: mediante la compra, venta, permuta, locación o cualquier otro tipo de operaciones autorizadas sobre acciones, obligaciones negociables, bonos representativos de la deuda pública o privada, certificados de participación o cuotapartes representativos de cualquier género de activos, cualquier clase de títulos públicos o privados, nacionales o extranjeros, muebles y semovientes de todo tipo, derechos intelectuales, patentes, marcas, derechos industriales, diseños, energía y, en general, cualquier otra clase de cosas muebles y/o derechos y la explotación y aprovechamiento de tales cosas muebles y/o derechos. VII) Inversiones: llevar a cabo actividades de inversión en emprendimientos y sociedades de cualquier naturaleza, por cuenta propia o en representación de terceros o asociada a terceros, en la República Argentina o en el exterior, de acuerdo con los límites fijados por las leyes y reglamentaciones vigentes y con sujeción a las mismas, mantener participaciones accionarias en sociedades existentes o a crearse en la República Argentina o en el exterior, participar de uniones transitorias de empresas, en agrupaciones de colaboración, joint ventures, consorcios y celebrar convenios de gerenciamiento. VIII) Hidrocarburos: estudiar, explorar, catear, detectar, sondear y perforar pozos hidrocarburíferos y de cualquier otra naturaleza, comprar, vender, arrendar y explotar equipos de perforación, sus repuestos y accesorios, elaborar, procesar, refinar, industrializar, almacenar, comprar, vender, permutar, importar, exportar y transportar hidrocarburos y sus derivados, propios o de terceros, sean líquidos, solidos o gaseosos y celebrar todo tipo de contratos de obras y/o servicios vinculados a las actividades anteriores. ARTÍCULO QUINTO: EJERCICIO SOCIAL: El ejercicio social comienza el 1° de marzo de cada año y concluye el 28 de febrero del año siguiente. ARTÍCULO SEXTO: CAPITAL: La evolución del capital social figurará en los balances de la Sociedad donde se indicará el monto autorizado, clase y categoría de las acciones, su valor nominal y cantidad de votos por acción. ARTÍCULO SÉPTIMO: ACCIONES: A) Las

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acciones de la Sociedad son ordinarias, nominativas no endosables o escriturales. En caso de que la Sociedad realice Oferta Pública de Acciones, las acciones de la Sociedad serán escriturales para lo cual el registro de dichas acciones podrá ser mantenido por un agente de depósito colectivo (incluyendo, sin limitación, Caja de Valores S.A.). Las acciones ordinarias podrán ser de dos Clases de acciones: Clase A y Clase B. Las acciones Clase A son de un peso ($1) valor nominal cada una y con derecho a un (1) voto por acción, y las acciones Clase B son de un peso ($1) valor nominal cada una y con derecho a cinco (5) votos por acción. B) La Sociedad podrá emitir acciones preferidas con o sin derecho a voto, las cuales serán escriturales y podrán ser divididas en clases de acciones preferidas de conformidad con la legislación vigente. Cuando las acciones preferidas ejerzan el derecho de voto (ya sea transitoria o permanentemente) lo harán, en su caso, como integrantes, a ese efecto, de la Clase a la cual pertenezcan. Las acciones preferidas tendrán derecho a un dividendo de pago preferente de carácter acumulativo o no, conforme con las condiciones de su emisión. Podrá también fijárseles una participación adicional en las utilidades líquidas y realizadas. ARTÍCULO OCTAVO: EMISIÓN DE ACCIONES: A) El Capital podrá ser aumentado por decisión de la asamblea general ordinaria en los términos del artículo 188 de la Ley N° 19.550 y sus modificatorias respetando la proporcionalidad entre las Clases de acciones. B) Cada emisión de acciones según corresponda debe ser instrumentada conforme las normas de la Comisión Nacional de Valores, las Bolsas en las cuales cotice sus acciones la Sociedad, o la Inspección General de Justicia, así como otras normativas extranjeras según resulte aplicable. Toda resolución de aumento de capital debe ser elevada a escritura pública, salvo que la Asamblea en cada oportunidad decidiera lo contrario, e inscripta en el Registro Público. C) La Asamblea que decida la emisión debe fijar las características de las acciones a emitirse, pudiendo delegar en el Directorio la época de la emisión, forma y condiciones de pago, pudiendo efectuar asimismo toda otra delegación admitida por las leyes o reglamentaciones vigentes en cada oportunidad. D) Los tenedores de acciones ordinarias o preferidas de cada Clase gozarán de los derechos de preferencia y de acrecer para la suscripción de las acciones de la misma Clase que se emitan, en proporción de las que ya posean, y a cuyo efecto se harán las publicaciones que legalmente correspondan. Los derechos de preferencia y de acrecer podrán ejercerse dentro de los plazos legalmente aplicables y podrán limitarse o suspenderse en los casos previstos en la legislación vigente. En la medida que se encuentre permitido por las disposiciones legales vigentes, el derecho de preferencia podrá ser ejercido mediante el procedimiento de colocación correspondiente en los términos y condiciones que dispongan las disposiciones legales aplicables y según se indique de acuerdo al procedimiento y plazos previstos en el prospecto de oferta pública que sea aplicable. En tal caso, no será aplicable el derecho de acrecer. En el caso de una emisión de acciones que se divida en las Clases previstas en el artículo séptimo de este estatuto, y manteniendo la proporcionalidad pertinente, el derecho de acrecer se entenderá limitado a las acciones no suscriptas de la respectiva clase. En caso de que los accionistas tenedores de las acciones Clase B no ejercieran su derecho de suscripción preferente total o parcialmente respecto de las acciones de su misma Clase, solo tendrán derecho de acrecer los accionistas de la misma Clase de acciones, quedando el Capital Social reducido automáticamente respecto de las acciones no suscriptas. E) En caso de que en el futuro los aumentos de capital estuviesen gravados por algún impuesto, éste será abonado en oportunidad de otorgarse los documentos pertinentes para su inscripción. F) En el supuesto que la Sociedad aprobase el ingreso al régimen de oferta pública de sus acciones, en caso de una emisión de acciones que se divida en las Clases previstas en el artículo séptimo de este estatuto y otras que se emitan, y manteniendo la proporcionalidad pertinente según

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corresponda y con las limitaciones previstas en el artículo 216 de la Ley 19.550 y sus modificatorias, el derecho de acrecer se entenderá limitado a las acciones no suscriptas de la respectiva clase. Asimismo, resultará aplicable la siguiente RESTRICCIÓN A LA TRANSFERENCIA DE ACCIONES: Las acciones Clase B no podrán ser transferidas a terceros no Vinculados sin previamente ser convertidas en acciones Clase A. Todo valor negociable convertible emitido por la Sociedad dará derecho a conversión sólo en acciones Clase A. Su conversión deberá ser autorizada por asamblea general extraordinaria de accionistas. Se considera "Vinculado/s" respecto de cualquier Persona determinada, a los efectos de este artículo, cualquier persona física o jurídica que directa o indirectamente controla, está controlada o bajo control común con dicha Persona determinada. En el caso de que dicha Persona sea una persona física, incluirá sus ascendientes, descendientes, cónyuges y parientes hasta el segundo grado de consanguinidad y afinidad. Asimismo, incluirá a sus herederos forzosos en caso de sucesión. "Persona" significará cualquier persona física o jurídica, fideicomiso, asociación sin personería jurídica, gobierno (o agencia o subdivisión política de éste) u otra entidad. ARTÍCULO NOVENO: OFERTA PÚBLICA: A) De Acciones: La Sociedad podrá hacer oferta pública de sus acciones en cualquier Bolsa o Mercado de Valores del país o del exterior, cumpliendo todos los requisitos exigidos para tales fines. En el caso que un accionista dentro del Régimen de Oferta Pública haya adquirido el 95% o más del capital accionario este podrá emitir una declaración unilateral de adquisición de la totalidad del capital remanente siguiendo el procedimiento establecido por la Ley N° 26.831, sus modificatorias y las disposiciones legales aplicables. La declaración de adquisición importará por sí misma y de pleno derecho el retiro de oferta pública y de la cotización de las acciones a partir de la fecha de la escritura pública que convierta de pleno derecho a la controlante en titular del 100% de las acciones y títulos convertibles. B) De obligaciones negociables: La Sociedad podrá emitir dentro o fuera del país, obligaciones negociables, u otros títulos, típicos o atípicos de acuerdo con la Ley N° 19.550, sus modificatorias y las leyes especiales que resultaren aplicables. La emisión deberá ser decidida por la Asamblea general, ordinaria o extraordinaria según corresponda de acuerdo a la legislación especial o por el Directorio si ello resulta especialmente autorizado por las normas aplicables. La asamblea podrá delegar en el Directorio todas o algunas de las condiciones de emisión. La Sociedad podrá emitir otros títulos admitidos por la legislación vigente, convertibles o no en acciones. La Sociedad podrá emitir obligaciones negociables convertibles en acciones de conformidad con la legislación aplicable. En caso de emisión de títulos convertibles los accionistas tienen derecho de preferencia. Podrán asimismo crearse clases de acciones de participación en las condiciones establecidas por las reglamentaciones de la Comisión Nacional de Valores. ARTÍCULO DÉCIMO: DIRECTORIO: A) La dirección y administración de la Sociedad estará a cargo de un Directorio integrado por un mínimo de tres (3) y un máximo de catorce (14) miembros titulares, e igual o menor número de suplentes, según fije la Asamblea General Ordinaria de accionistas de la Sociedad. Los directores suplentes serán designados por el mismo plazo que los directores titulares para llenar las vacancias que se produzcan por cualquier causa y determinará la forma en que los directores suplentes reemplazarán a los directores titulares en cada caso. B) El mandato de los directores será de tres (3) ejercicios, siendo reelegibles indefinidamente y de disponer la Asamblea General Ordinaria la designación de nueve (9) o más directores, el Directorio se renovará por tercios o por la cantidad más próxima al tercio, pero, en todos los casos, en cada elección deberán elegirse por lo menos tres (3) directores. En caso de que esto último suceda, en la primera designación de nueve (9) o más directores, el primer tercio de los miembros ocupará su cargo por un (1) ejercicio; el segundo tercio lo ocupará por dos (2) ejercicios; y el tercer tercio lo hará por tres (3) ejercicios. En las siguientes designaciones, el mandato será por tres ejercicios. C) La Asamblea General Ordinaria que designe a los miembros del Directorio podrá elegir al Presidente y Vicepresidente. En caso de que así no lo hiciere, el Directorio designará entre sus miembros en la primera reunión posterior a su elección a las personas que desempeñaran los cargos de Presidente y Vicepresidente. D) En garantía del cumplimiento de sus funciones, cada director titular debe brindar, dentro de los cinco (5) días de aceptado el cargo, las garantías que exija la autoridad de contralor. Los miembros del Directorio deberán cumplir con los criterios de independencia según sea requerido por la ley aplicable. ARTÍCULO DÉCIMO PRIMERO: VACANCIAS: En caso de que producidas vacantes en el Directorio, por fallecimiento, incapacidad, inhabilitación, renuncia, remoción o ausencia temporal de uno o más directores titulares, no existieren directores suplentes para cubrir los cargos y en consecuencia dicho órgano no pueda sesionar válidamente, la Comisión Fiscalizadora deberá convocar a una Asamblea General Ordinaria a los efectos de designar la cantidad de directores necesaria para cubrir la totalidad de las vacantes, cuyo mandato se extenderá hasta la próxima asamblea general ordinaria. ARTICULO DÉCIMO SEGUNDO: REUNIONES: A) El Directorio debe reunirse con la frecuencia mínima que fije la normativa aplicable, sin perjuicio de que el Presidente o quien lo reemplace lo convoque cuando lo considere conveniente o cuando sea solicitado por cualquiera de sus miembros. B) Las citaciones deben ser cursadas por el Presidente o por quien lo reemplace, por medio fehaciente, con una antelación de cinco días, con indicación del orden del día. Podrán considerarse temas no incluidos en el orden del día si se hubieran originado con posterioridad y tuvieran carácter urgente. C) El Directorio debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto. ARTÍCULO DÉCIMO TERCERO: QUORUM Y MAYORÍAS. El quórum del Directorio se constituye con la mayoría absoluta de sus miembros titulares o suplentes que reemplacen a los titulares. El Directorio podrá funcionar con los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quorum se computarán los directores presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera de país. El acta de la reunión en la que participen directores a distancia será confeccionada y firmada dentro de los cinco días de celebrada, por los directores presentes físicamente y por el representante de la Comisión Fiscalizadora. Los directores que hayan participado a distancia podrán firmar el acta, sin que la omisión de hacerlo afecte la validez de la reunión y de las resoluciones adoptadas en ella. El acta consignará las manifestaciones de los directores presentes y de los que se encuentren a distancia, así como sus votos con relación a cada resolución adoptada. El Directorio adoptará sus resoluciones con el voto de la mayoría de los directores presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. En caso de empate, el Presidente, o el Vicepresidente ante ausencia o impedimento del Presidente, tendrá derecho a voto doble. En el supuesto de abstención legal o voluntaria de alguno de los directores, la abstención se deducirá del total de votos para el cómputo de la mayoría. La Comisión Fiscalizadora, a través de su representante en la reunión de Directorio, deberá dejar constancia en el acta de los nombres de los directores que hayan participado a distancia y de la regularidad de las decisiones adoptadas. ARTÍCULO DÉCIMO CUARTO: FACULTADES DEL DIRECTORIO: El Directorio tiene amplias facultades para organizar, administrar y dirigir la Sociedad, incluso las que requieren poderes especiales a tenor del artículo 375 del Código Civil y Comercial de la Nación y del

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artículo 9°, del Decreto Ley 5965/63. En consecuencia, el Directorio podrá celebrar en nombre de la sociedad toda clase de actos jurídicos que tiendan al cumplimiento del objeto social, entre otros, comprar, vender, permutar, alquilar bienes muebles o inmuebles de cualquier clase, pudiendo constituir todo tipo de derechos reales; dar y recibir garantías prendarias, hipotecarias, personales o de otra naturaleza; celebrar todo tipo de contratos privados que sean necesarios para cumplir su objeto social; dar o recibir en préstamo dinero o valores en general; operar con toda clase de bancos, compañías financieras o entidades crediticias oficiales y privadas, nacionales o extranjeras; emitir, endosar y descontar pagarés, letras de cambio y cheques sobre fondos o créditos en descubierto; dar y revocar poderes especiales y generales, judiciales, de administración u otros, con amplias facultades, con o sin facultad de sustituir, nombrar gerentes, asignándoles sueldos y atribuciones, revocar tales designaciones, iniciar, proseguir, contestar o desistir denuncias o querellas penales; y realizar todo otro hecho o acto jurídico que sea atinente a su objeto social. El Directorio se encuentra facultado en los términos del artículo 9 de la Ley de Obligaciones Negociables N° 23.576 (y modificatorias) para aprobar la emisión de obligaciones negociables con expresa autorización para determinar todas las condiciones de emisión, incluyendo, sin limitación, monto, época, precio, forma, garantías y condiciones de pago. Asimismo, deberá convocar a las asambleas Generales o Especiales, ordinarias o extraordinarias, según corresponda, fijando el orden del día y presentar anualmente a la asamblea General Ordinaria, la Memoria y los Estados Contables del ejercicio dentro del plazo legal y con las formalidades debidas. La enumeración precedente es enunciativa y no limitativa, por ende, el directorio podrá, en general, realizar toda operación, acto, gestión y celebrar todo contrato relacionado con el objeto social conforme con las disposiciones legales. ARTÍCULO DÉCIMO QUINTO: REPRESENTACIÓN LEGAL: La representación de la Sociedad es ejercida: A) por el Presidente del Directorio, o el Vicepresidente ante ausencia o impedimento del Presidente, o, B) por dos (2) cualesquiera de los restantes Directores Titulares en forma conjunta en caso de ausencia o impedimento del Presidente y el Vicepresidente. En estos casos, los Directores que ejerzan la representación legal de la sociedad requerirán de un acta de Directorio que autorice el acto de que se trate. La facultad de absolver posiciones en juicio o procedimiento arbitral corresponderá al Presidente o al Vicepresidente ante ausencia o impedimento del Presidente o a la persona o personas que con carácter general o especial designe el Directorio. El Presidente, además de los deberes y atribuciones correspondientes a cualquier Director Titular, ejerce la representación de la Sociedad de conformidad con lo dispuesto en el artículo precedente y debe cumplir y hacer cumplir las leyes, los decretos y demás normas legales aplicables a la Sociedad, como así también el presente Estatuto y las decisiones de la asamblea y del Directorio de la Sociedad. El Vicepresidente reemplaza al Presidente en caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción o ausencia temporal o definitiva. En todos los casos, con excepción del supuesto de ausencia temporaria, el Directorio debe elegir de conformidad con lo establecido en el artículo décimo tercero del presente, nuevo Presidente dentro de los treinta (30) días de producida la vacancia. ARTÍCULO DÉCIMO SEXTO: COMITÉ EJECUTIVO: La gestión de los negocios ordinarios está a cargo del Directorio. En el caso que la Sociedad realice una Oferta Pública de Acciones, dicha gestión será realizada por un Comité Ejecutivo integrado por el número de miembros titulares que fije el directorio. En la primera reunión del Directorio posterior a la Asamblea General Ordinaria, los Directores deben elegir de su seno a los miembros titulares que integrarán el Comité Ejecutivo, debiendo al menos estar compuesto por el Presidente y dos (2) miembros titulares del Directorio; elegirán también un (1) miembro suplente – que será otro

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Director Titular, siempre y cuando la composición del Directorio así lo permita. En su defecto, será designado un Director Suplente a tal fin-, quien asumirá en caso de vacancia temporal o permanente de cualquiera de los miembros titulares del Comité. La cesación por cualquier causa en el cargo de director titular de la sociedad implica automáticamente la cesación en el cargo de miembro del Comité Ejecutivo, sin necesidad de decisión expresa. El Presidente del Directorio será también el Presidente del Comité Ejecutivo. Asimismo, en su primera reunión el Comité Ejecutivo designará de entre sus miembros a un Vicepresidente, que reemplazará al Presidente en caso de ausencia o impedimento permanente o temporario. DÉCIMO SÉPTIMO: FUNCIONAMIENTO DEL COMITÉ EJECUTIVO. El Comité Ejecutivo funcionará con la presencia de dos (2) de sus miembros y resolverá por el voto de la mayoría de ellos, disponiendo en caso de empate de doble voto su Presidente o quien lo reemplace. En el caso que la reunión sea a distancia, el órgano de fiscalización dejará constancia de la regularidad de las decisiones adoptadas. El Comité podrá funcionar con los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quorum se computarán los miembros presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera del país. El acta de la reunión en la que participen miembros a distancia será confeccionada y firmada dentro de los cinco días de celebrada, por los directores presentes físicamente y por el representante del órgano de fiscalización. En su primera reunión el Comité Ejecutivo determinará la periodicidad de sus reuniones, sin perjuicio de las que deba realizar por citación de su Presidente o quien lo reemplace, o a solicitud dirigida a ellos por cualquiera de sus integrantes, la que deberá cumplimentarse dentro de las cuarenta y ocho (48) horas. En ningún caso las reuniones requerirán de orden del día establecido y comunicado previamente. De dichas reuniones se dejará constancia en un libro de actas rubricado a tal efecto. El Comité Ejecutivo podrá dividir sus funciones mediante la creación de Subcomités especiales de tres (3) miembros -a cualquiera de los cuales reemplazará en su caso el suplente arriba indicado-, a los cuales se aplicarán las reglas de funcionamiento precedentemente establecidas. El Comité Ejecutivo, sin perjuicio de las atribuciones que la ley y este Estatuto confieren al Directorio, debe ocuparse de la gestión de los negocios ordinarios que no sean atendidos en forma directa, sea originaria o por avocación, por el Directorio. En consecuencia, el Comité Ejecutivo podrá en cumplimiento de las políticas fijadas por el Directorio: 1) desarrollar y ejecutar, la política comercial, crediticia, financiera y de recursos humanos de la sociedad, y cualquier otra concerniente al objeto social, celebrando en su caso, con representación suficiente, los contratos y operaciones necesarios, incluyendo aquellos que requiriesen el otorgamiento de escritura pública; 2) Crear, mantener, suprimir, reestructurar o trasladar las dependencias y sectores de la organización administrativa y funcional de la sociedad; 3) Crear Comités Especiales, y/o estructuras o niveles funcionales análogos, designar a quienes estarán a su cargo y determinar el alcance de sus funciones; 4) Aprobar la dotación del personal, efectuar los nombramientos de gerentes, incluido el gerente general, y subgerentes y determinar sus funciones, contratar personal de cualquier rango o jerarquía, fijar sus niveles de remuneraciones de todos ellos y sus condiciones de trabajo, y adoptar cualquier otra medida de política de personal, incluidas promociones y despidos, siendo facultad del Presidente del Comité Ejecutivo el disponer pases, traslados y/o remociones, así como el aplicar las sanciones que pudieran corresponder; 5) Proponer al Directorio la creación, apertura, traslado o cierre de sucursales, agencias o representaciones dentro o fuera del país, así como la participación fundacional o por adquisición en otras sociedades domiciliadas en el país o en el exterior y la enajenación total o parcial de tales participaciones, y supervisar el funcionamiento de todas ellas, instruyendo a quienes corresponda acerca del ejercicio de derechos sociales; 6) Administrar y disponer de bienes sociales y con igual alcance tomar fondos en préstamo para destinarlos a las operaciones de la sociedad; 7) Elaborar y someter a consideración del Directorio los planes necesarios para el desarrollos de las políticas a que se refiere el inciso 1) de este apartado, como así también el régimen de contrataciones, el presupuesto anual y las estimaciones de gastos e inversiones y niveles de endeudamiento; 8) Dictar su propio reglamento interno si lo estimare necesario. La enumeración precedente es meramente enunciativa, pudiendo el Comité Ejecutivo realizar todos los actos necesarios que hacen a la gestión ordinaria de los negocios sociales. Sin perjuicio de las atribuciones del Directorio y de las que corresponden a los representantes legales de la Sociedad, el Acta del Comité Ejecutivo será documento suficiente para autorizar la realización de cualquier operación ordinaria de la sociedad. ARTÍCULO DÉCIMO OCTAVO: FISCALIZACIÓN: A) COMISIÓN FISCALIZADORA: A) La Fiscalización de la Sociedad está a cargo de una Comisión Fiscalizadora compuesta por tres (3) Síndicos Titulares y tres (3) Suplentes designados por la Asamblea General Ordinaria. En su primera reunión posterior a la Asamblea General Ordinaria, la Comisión Fiscalizadora debe elegir entre sus miembros el que se desempeñará como Presidente del Órgano. B) El mandato de los Síndicos dura un (1) ejercicio. C) La Comisión Fiscalizadora sesiona con la presencia de la mayoría absoluta de sus miembros y resuelve por mayoría de votos presentes, y se reunirá con la periodicidad mínima que requiera el cumplimiento de sus funciones y de las normas aplicables. E) La Comisión Fiscalizadora debe dejar constancia de sus decisiones en un libro de actas rubricado a tal efecto. F) En caso de fallecimiento, incapacidad, inhabilidad, renuncia, remoción, o ausencia, temporal o definitivas, de los miembros titulares los suplentes deben reemplazarlos en el orden de su designación. G) Los Síndicos tienen las facultades y deberes que les asigna la Ley N° 19.550 y sus modificatorias. H) La remuneración de los Síndicos debe ser fijada por la Asamblea General Ordinaria dentro de los límites establecidos por la ley vigente. B) COMITÉ DE AUDITORÍA. En el caso que la Sociedad realizara Oferta Pública de Acciones, contará con un Comité de Auditoría que tendrá las funciones y responsabilidades establecidas por la normativa vigente, las que en el futuro emita la autoridad de contralor y las que le asigne la Asamblea de Accionistas y el Directorio. Estará integrado por tres (3) miembros del Directorio como miembros titulares y podrá designarse igual o menor número de suplentes que serán nombrados por el Directorio de entre sus miembros titulares o suplentes. La mayoría de los miembros del Comité de Auditoría deberán revestir la calidad de independientes conforme a los criterios que determine la autoridad de contralor. Los miembros del Comité serán elegidos por el Directorio a propuesta del Presidente. El Comité fijará su propio Reglamento Interno y podrá funcionar con los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. A los efectos de la determinación del quorum se computarán los miembros presentes y los que participen a distancia a través de los medios tecnológicos antes especificados, pudiendo encontrarse los mismos en cualquier lugar dentro o fuera de país. El acta de la reunión en la que participen los miembros del Comité de Auditoría a distancia, será confeccionada y firmada dentro de los cinco días de celebrada, por los miembros presentes físicamente y el representante del órgano de fiscalización. Los miembros que hayan participado a distancia podrán firmar el acta, sin que la omisión de hacerlo afecte la validez de la reunión y de las resoluciones adoptadas en ella. El acta consignará las manifestaciones de los miembros presentes y de los que se encuentren a distancia, así como sus votos con relación a cada resolución adoptada. El Comité de

Dr. ALBERTO H. HUEYO ESCRIBANO
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Auditoría adoptará sus resoluciones con el voto de la mayoría de los miembros presentes ya sea en forma física o comunicados entre sí por otros medios de transmisión simultánea de sonido, imágenes y palabras. Los miembros de los órganos de administración y los miembros del órgano de fiscalización podrán asistir a las deliberaciones del Comité de Auditoría, con voz, pero sin voto. ARTÍCULO DÉCIMO NOVENO. ASAMBLEAS DE ACCIONISTAS. CONVOCATORIAS: A) Toda Asamblea debe ser convocada por el Directorio, o en su caso por la Comisión Fiscalizadora, en los casos previstos por la ley o a pedido de accionistas que representen un cinco (5%) por ciento del capital social. Las Asambleas deben ser convocadas dentro de los plazos exigidos por las normas vigentes. B) Las Asambleas Ordinarias podrán ser citadas simultáneamente en primera y segunda convocatoria en la forma establecida por el artículo 237 de la Ley N° 19.550 y sus modificatorias, sin perjuicio de lo allí dispuesto para el caso de Asamblea Unánime. A falta de convocatoria simultánea, la Asamblea en segunda convocatoria por haber fracasado la primera, deberá celebrarse dentro de los treinta (30) días siguientes a la misma, cumpliendo con las publicaciones exigidas por las normas vigentes. ARTÍCULO VIGÉSIMO: FUNCIONAMIENTO DE LAS ASAMBLEAS: Los accionistas podrán hacerse representar en el acto de la Asamblea de la que se trate mediante el otorgamiento de un mandato en instrumento público o privado. Los condóminos de acciones deben unificar su representación. Las Asambleas serán presididas por el Presidente del Directorio o su remplazante y en su defecto, por la persona que designe la Asamblea. Sin que pueda implicar la delegación de atribuciones propias de la presidencia, se entenderá procedente que ésta se haga asistir por personal administrativo. El quórum de la Asamblea Ordinaria se constituye en primera convocatoria con la mayoría de las acciones con derecho a voto. El quórum de la Asamblea Extraordinaria se constituye en primera convocatoria con al menos el sesenta por ciento de acciones con derecho a voto. En segunda convocatoria, el quórum será el dispuesto por los artículos 243 segundo párrafo de la Ley N° 19.550 y sus modificatorias para la Asamblea Ordinaria y 244 segundo párrafo de la Ley 19.550 y sus modificatorias para la Asamblea Extraordinaria. La Asamblea adoptará sus resoluciones por mayoría de votos presentes. En el caso que la Sociedad realizara Oferta Pública de Acciones u Obligaciones Negociables: A) Los Directores y miembros de la Comisión Fiscalizadora tienen derecho y obligación de asistir con voz a todas las asambleas. Sólo tendrán voto en la medida que les corresponda como accionistas con las limitaciones establecidas por la ley vigente. B) La Asamblea adoptará sus resoluciones por mayoría de votos presentes, ya sea por sí o por representación, en forma física o comunicados a través de medios de transmisión simultánea de sonido, imágenes y palabras, siempre que todos los participantes puedan ser identificados y puedan seguir la deliberación e intervenir en la misma en tiempo real, asegurando el principio de igualdad de trato de los participantes. Los participantes que asistan por cualquiera de los medios antes indicados se considerarán presentes a todos los efectos, incluyendo sin carácter limitativo, para determinar si existe o no quórum para sesionar. C) En caso de que asistan participantes a distancia, deberá constar en el acta los sujetos y el carácter en que participaron del acto a distancia, el lugar donde se encontraban, los mecanismos técnicos utilizados y el voto emitido por los sujetos con relación a cada resolución adoptada. Las actas deberán ser confeccionadas y firmadas dentro de los cinco (5) días hábiles desde la celebración, debiendo constar las firmas de los socios elegidos a tal fin, del Presidente y del representante de la Comisión Fiscalizadora. La Comisión Fiscalizadora dejará constancia en el acta de los nombres de los participantes que han participado a distancia y de la regularidad de las decisiones adoptadas en el curso de la reunión. ARTÍCULO VIGÉSIMO PRIMERO: DISTRIBUCIÓN DE UTILIDADES: A) Las utilidades

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COMISIÓN NACIONAL DE VALORES FOLIO 148

líquidas y realizadas de cada ejercicio se aplicarán conforme al siguiente detalle: 1) el 5% (cinco por ciento) hasta alcanzar el 20% (veinte por ciento) del capital social suscripto, al fondo de reserva legal; 2) la suma que la Asamblea fije, al pago de los honorarios del Directorio y la Comisión Fiscalizadora; 3) el saldo a dividendo y a participación adicional de las acciones preferidas si las hubiere y a dividendos de las acciones ordinarias y/o a fondos de reserva facultativa, o de previsión o a cuenta nueva, o al destino legal que determine la Asamblea. B) Los dividendos votados en efectivo deben ser pagados en proporción a las respectivas tenencias dentro de los treinta (30) días de su sanción y el derecho a su percepción prescribe a los tres (3) años contados desde la fecha en que fueron puestos a disposición de los accionistas. C) Los dividendos anuales podrán ser abonados en acciones o en acciones y en efectivo conjuntamente, exceptuados los que correspondan a bonos de participación del personal, si se hubieren emitido, que se abonaran exclusivamente en efectivo en el plazo previsto en el inciso B). Los demás dividendos deberán ponerse a disposición de los accionistas en un plazo que no exceda del establecido por las reglamentaciones de la Comisión Nacional de Valores, computado en la forma en que estas determinen. D) Podrán distribuirse dividendos en efectivo con periodicidad trimestral con arreglo a las disposiciones legales y reglamentarias aplicables. E) Cuando se aprobare la distribución de dividendos en efectivo, podrá disponerse, tratándose la cuestión como un punto especial del orden del día, que su pago se efectúe en tantas cuotas como disponga la asamblea, con las formalidades y en las condiciones y dentro del plazo total que sean procedentes conforme a las reglamentaciones vigentes en cada oportunidad. ARTÍCULO VIGÉSIMO SEGUNDO: DISOLUCIÓN Y LIQUIDACIÓN: A) Cuando la Sociedad decida su disolución, el Directorio con intervención de la Comisión Fiscalizadora debe proceder a su liquidación, salvo que la Asamblea designe una comisión liquidadora; en este caso, la Asamblea debe fijar las atribuciones de los liquidadores. B) Cancelado el pasivo, y reembolsado el capital, el remanente se distribuirá entre los accionistas a prorrata de sus respectivas integraciones con las preferencias indicadas en el presente Estatuto. ARTÍCULO VIGÉSIMO TERCERO: ARBITRAJE: La Sociedad se somete, a los fines del artículo 46 de la *Ley 26.831*, a la competencia del Tribunal Arbitral de la Bolsa de Comercio de Buenos Aires."

Luego de un amplio debate y cambio de ideas, los accionistas aprueban por unanimidad la moción y el texto ordenado transcripto precedentemente, autorizando al Presidente del Directorio a otorgar la correspondiente escritura.

[...].

Por último, se pasa a tratar el décimo segundo y último punto del Orden del Día: **12°) Autorizaciones para la realización de trámites y presentaciones necesarios para la obtención de las inscripciones correspondientes**. Toma la palabra el señor Director Mariano Javier Vega quien propone autorizar a Elena Khafif y/o Juan Pablo Morad y/o Mariano Vega y/o Daniel Mercolli, para que cualquiera de ellos, en forma indistinta, suscriban en representación de la Sociedad toda la documentación que fuera necesaria; realicen las presentaciones necesarias o convenientes ante el Registro Público de Comercio de la ciudad de Buenos Aires, la Comisión Nacional de Valores y/o Bolsas y Mercados Argentinos y/o el Mercado Abierto Electrónico, y/o cualquier otro organismo; se notifiquen y contesten vistas de las actuaciones, suscriban avisos, presenten escritos, solicitudes y recursos, publiquen edictos y avisos, tanto en la AIF, en el Boletín Oficial como en el Boletín Diario de la Bolsa de Comercio de Buenos Aires y en cualquier otro diario que corresponda; firmen todo tipo de presentación y/o formulario, declaraciones juradas, impulsen los trámites, y realicen todos los actos y tramitaciones necesarias. La moción es aprobada por unanimidad de votos presentes.

Finalmente, el señor Mariano Javier Vega solicita a la Comisión Fiscalizadora que deje constancia de la regularidad de la toma de decisiones. La Dra. Haydee Laksman, en su carácter de representante de la Comisión Fiscalizadora, deja constancia que el acto asambleario ha sido llevado a cabo con el debido cumplimiento de las normas legales, reglamentarias y estatutarias, las decisiones han sido adoptadas de manera regular, y con especial observancia de los recaudos previstos en la RG 830 y modificatorias, dejándose constancia que la presente acta será firmada por el representante legal de la Sociedad junto con un representante de la Comisión Fiscalizadora. No habiendo más asuntos que tratar se levanta la sesión siendo las 13.30 horas.

Firmantes: Moises Khafif, Isabel Caamaño y Mariano J. Vega.

COPIA certificada en la foja de Actuación Notarial Nº V 000347856.
Bs. As. 12/7/22.-

Dr. ALBERTO H. HUEYO
ESCRIBANO

A H

COLEGIO DE ESCRIBANOS — CIUDAD DE BUENOS AIRES — CAPITAL FEDERAL - REPUBLICA ARGENTINA

CERTIFICACION DE REPRODUCCIONES
LEY 404

CERTIFICACION DE REPRODUCCIONES

V 000347856

En mi carácter de Escribano Público Autorizante, Titular al Registro Notarial número 190 de la Capital Federal de la República Argentina, CERTIFICO que la reproducción anexa que consta de 26 (veintiseis) fojas es TRANSCRIPCION FIEL DE PARTES PERTINENTES del ACTA DE ASAMBLEA ORDINARIA Y EXTRAORDINARIA DE ACCIONISTAS número 109 de "RAGHSA SOCIEDAD ANONIMA", celebrada con fecha 27 de junio de 2022, obrante en los folios 202 al 222 del libro de Actas de Asambleas número 2 (dos) de la mencionada sociedad, el que se halla rubricado en la Inspección General de Justicia - Colegio de Escribanos de la Capital Federal, bajo el número 69817-99, con fecha 1 de Septiembre de 1999, acta que tengo a la vista para este acto, doy fe.- PARA SER PRESENTADO ante la autoridad que así lo requiera extiendo la presente en la Ciudad Autónoma de Buenos Aires, Capital de la República Argentina, a los doce días del mes de julio del año dos mil veintidós.-

Dr. ALBERTO H. HUEYO
ESCRIBANO

MAT. 2281

COLEGIO DE ESCRIBANOS

CERTIFICACION DE REPRODUCCIONES

LEY 404

FOLIO 151

T 021402162

Buenos Aires, 12 de julio de 2022

En mi carácter de escribano Titular del Registro Notarial Nº 190, de ésta Ciudad.-

CERTIFICO que la reproducción anexa, extendida en 27 (veintisiete).-

foja/s, que sello y firmo, es COPIA FIEL de su original, que tengo a la vista, doy fe.

ESCRIBANO

MAT. 2261

1

del ..... de .... de 20.....

CANTIDAD DE ACCIONES O CERTIFICADOS		NUMEROS DE LOS CERTIFICADOS ACCIONES O CERTIFICADOS			CAPITAL	CANTIDAD DE VOTOS	FIRMAS

INSPECCION GENERAL DE JUSTICIA
DECRETO N° 754/95
LEY N° 23412

COLEGIO DE ESCRIBANOS DE LA CIUDAD DE BUENOS AIRES
L 001957926

Rúbrica N°: 72605-12

Pertenece a: RAGHSA S.A.

Domicilio: SAN MARTIN 344 Piso 29

Libro: DEPOSITO DE ACCIONES Y REGISTRO DE ASISTENCIA A ASAMBLEAS

Número de Libro: 3

Consta de: 0049 páginas

Observaciones: Sin observaciones

En la fecha se procede a la rúbrica del presente libro con intervención de escribano habilitado para actuar en el Registro Notarial Nro. 190 de la Ciudad de Buenos Aires.

Buenos Aires 23 de Octubre 2012

OSVALDO R. LIBERATI
RESOL. IGJ (I) 15/2011
INTERVENCION Y RUBRICA DE LIBROS

ALBERTO H. HUEYO ESCRIBANO

FOLIO 250

1

ASAMBLEA GENERAL ORDINARIA Y EX

Número de Orden	Año Día	Mes	ACCIONISTA Nombre y Apellido completo Documento de Identidad Domicilio	REPRESENTANTE Nombre y Apellido completo Documento de Identidad Domicilio
1	27	06	Isaac R. Khafif Trust Fiduciario: Isaac R. Khafif 456891116 FRS 950 Third Avenue, NY, 10022, USA	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
2	27	06	Southern Trust Fiduciario: Jodi Ehrlich USDL[illegible]2732766 950 Third Av., Suite 2805, NY, 10022, USA	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
3	27	06	GMK Trust Fid: Jvette Khafif 2 Park Avenue, 17th floor, NY, USA	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
4	27	06	Jvette K. Dabah Trust Fid: Jvette Khafif 950 Third Av., Suite 2805, NY, USA	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
5	27	06	Edgardo Khafif Trust Fid: Edgardo Khafif 950 Third Av., NY, 10022, USA	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
6	27	06	Isaac R. Khafif Trust Fiduciario: Isaac R. Khafif Usufructuario: Moises Khafif 950 third ave, NY, 10022	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
7	27	06	Southern Trust Fiduciario: Jodi Ehrlich Usufructuario: Moises Khafif 950 third ave, S.2805, NY	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
8	27	06	Jvette K. Dabah Trust Fiduciario: Jvette Khafif Usufructuario: Moises Khafif 2 park ave, 17°, NY	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA
9	27	06	Edgardo Khafif Trust Fiduciario: Edgardo Khafif Usufructuario: Moises Khafif 950 third ave, S.2805, NY	Por representación Rosa Bustelo DNI 6.664.297 Dom. constituido Miranda 3817, CABA

En la Ciudad de Buenos Aires, a los 21 días del mes de Junio presente Registro, habiendo recibido comunicación de parte de Accionis

[signature]

En la Ciudad de Buenos Aires, a los 27 días del mes de Junio la Asamblea General Ordinaria y Extraordinaria, con la presencia de el 100% del capital social en circulación, todos ellos presentes:

[signature]

[signature] Con fecha 30 de agosto de 2022, se deja constancia que se advirtió, por un asiento consignado a Fs. 19. Se procede a subsanar. Lo agregado "27" "06" "1" Por "950 third ave, NY, 10022" en el renglón 8 vale. Lo agregado "950 third ave, S.2805, NY" en los

EXTRAORDINARIA del 27 de JUNIO de 2022 19

COMISION NACIONAL DE VALORES FOLIO 252

CANTIDAD DE ACCIONES O CERTIFICADOS			NUMEROS DE LOS CERTIFICADOS ACCIONES O CERTIFICADOS			CAPITAL	CANTIDAD DE VOTOS	FIRMAS
37.	450.	002	12,	21,	22	37.450.002	37.450.002	[firma]
37.	300	000			13	37.300.000	37.300.000	[firma]
23.	407	032			14	23.407.032	23.407.032	[firma]
13.	892.	968			15	13.892.968	13.892.968	[firma]
38.	712.	718	11, 24	16,	23.	38.712.718	38.712.718	[firma]
55.	884.	999	2,	7,	18	55.884.999	55.884.999	[firma]
56.	034.	999	3,	8,	19	56.034.999	56.034.999	[firma]
56.	034.	999	4,	9,	17	56.034.999	56.034.999	[firma]
54.	622.	283	1, 20	5,	10.	54.622.283	54.622.283	[firma]
373.	340.	000				373.340.000	373.340.000	[firma]

de 2022, siendo las 14.00 hs., se cierra el
TAS que representan el 100 % del Capital Social.

[firma]

de 2022, siendo las 12:00 hs., se da comienzo a
los cinco accionistas por representación, los que poseen
373.340.000, representativas del 100 % de los votos

[firma]

Error material involuntario, la omisión de cierta información en los representación" "Dom. constituido" en los órdenes 1 a 8 vale. Lo agregado
órdenes 7 y 9 vale. Lo agregado "2 park ave, 17°, NY" en el orden 8 vale.

[firma]

CERTIFICACIÓN DE REPRODUCCIONES

T 021479201

Buenos Aires, 03 de noviembre de 2022

En mi carácter de escribano Titular del Registro Notarial Nº 190, de ésta Ciudad.-

CERTIFICO que la reproducción anexa, extendida en 3 (tres).-

foja/s, que sello y firmo, es COPIA FIEL de su original, que tengo a la vista, doy fe.

ESCRIBANO

MAT. 2281

Ministerio de Justicia y Derechos Humanos
Inspección General de Justicia

2022 - "LAS MALVINAS SON ARGENTINAS"

Hoja: 1

Número Correlativo I.G.J.: 242572 **CUIT:**

SOC. ANONIMA

Razón Social :
RAGHSA

(antes):

Número de Trámite: 9494659

C.Trám.	**Descripción**
00595	TEXTO ORDENADO
01370	MODIFICACION DE ESTATUTO

Escritura/s -

y/o instrumentos privados: 27/06/2022-

Inscripto en este Registro bajo el numero: 23273
del libro: 110 , tomo: -
de: SOCIEDADES POR ACCIONES

C.C.: 1

Buenos Aires, 15 de Diciembre de 2022

[redacted]
COORDINADOR
DPTO. REGISTRAL
INSPECCIÓN GENERAL DE JUSTICIA

0966739

igj Inspección General de Justicia

“BYLAWS OF RAGHSA SOCIEDAD ANÓNIMA. SECTION ONE: NAME. The name of the company is “RAGHSA SOCIEDAD ANÓNIMA.” SECTION TWO: TERM. The term of duration of the company shall expire on February 28, 2100. SECTION THREE: OFFICES. The registered office of the Company is in the City of Buenos Aires, Argentine Republic. Notwithstanding the foregoing, the Company may set up branches, agencies, or any other type of office in the country or abroad. SECTION FOUR: PURPOSE. The purpose of the Company shall be to engage in the activities detailed below, on its own or by means of third parties, or associated therewith, whether in the country or abroad: I) Real Estate Transactions: purchase, sale, exchange, acquisition, development, and/or transfer, for any title, of real property for any purpose whatsoever, urban or rural, located in the Argentine Republic or abroad, and/or incorporate, acquire and/or transfer companies holding such real property. The Company may also develop, subdivide, urbanize and/or commercialize real property, by any legal means, registered or not, including purchase-sale, lease, leasing, trust, license, accommodation agreement, parking lease agreement, assignment, or any agreements by which rights in rem, rights in personam, credit rights, or any other rights are established and/or granted over real property, whether owned by the Company and/or by third parties, urban or rural, located in the Argentine Republic or abroad, for the most suitable purpose in each case, in accordance with the applicable law, including, without limitation, houses, commercial and/or professional offices, stores and/or sales centers of any size, hotels, apart-hotels, inns, timeshare, shopping centers, malls, shopping arcades, garages, parking lots, plots of land, gated communities, private cemeteries, sports, entertainment, tourist and/or leisure centers, etc.; II) Constructions: construct, recycle, refurbish, repair, develop, etc. real property, whether owned by the Company and/or by third parties, public or private, for whatever purpose, in any case, in accordance with the applicable law; construct, develop, exploit and/or manage public works, utilities and/or state-owned property, acting as concessionaire, licensee or in any other capacity, for whatever purpose; participate in concessions and/or licenses to develop public works, state-owned property and/or utilities, acquire interests in investment companies holding shares in licensee or concessionaire companies; III) Management activities: manage all types of real and personal property, funds, credit and property portfolios, assets of any nature, whether owned by the Company and/or third parties, manage co-proprietors organizations and parking lots, act as attorney-in-fact, manager, and in any other fiduciary capacity, etc.; IV) Financing entrepreneurships, projects, works or real estate transactions: grant credits for the financing of third party entrepreneurships, projects, works or real estate developments, public or private, or for the acquisition of real property either previously occupied or not, for whatever purpose, make capital contributions, provide technology or business-related knowledge, in each case, against the real and/or personal securities deemed advisable for such purposes, subject to the applicable rules and regulations and to the extent transactions are not within the scope of the Argentine Financial Institutions Act; V) Representation: accept and act as attorney-in-fact, agent, proxy, depositary and/or business manager; VI) Securities-related Transactions: purchase, sale, exchange, lease, or any other kind of authorized transactions on shares, notes, private or government bonds, share certificates and certificates representing any types of assets, private or government securities, either local or foreign, personal property or livestock, intellectual property rights, patents, trademarks, industrial property rights, designs and any other kind of personal property and/or rights, as well as exploitation thereof. VII) Investments: invest in entrepreneurships and companies of any nature, on its own behalf or on behalf of third parties or in association therewith, in the Argentine Republic or abroad, pursuant to the limitations imposed by the applicable laws and regulations currently in force; hold interests in existing or to be created companies, whether in the Argentine Republic or abroad, participate in joint ventures, associations for enterprise cooperation, consortiums, and enter into management agreements.

VIII) Hydrocarbons: study, explore,

detect, survey and drill oil and gas wells and of any other nature; purchase, sale, lease and exploit drilling equipment, spare parts, and accessories thereof; produce, process, refine, industrialize, store, purchase, sale, exchange, import, export and transport hydrocarbons and derivatives, owned by the Company or third parties, whether in liquid, solid or gaseous condition; and enter into work and/or services agreements related to the aforementioned activities. SECTION FIVE: FISCAL YEAR. Fiscal year shall commence on Mach 1st of each year and shall end on February 28th of the subsequent year. SECTION SIX: SHARE CAPITAL. Changes in shareholders’ equity shall be reflected in the Company’s financial statements, which shall state the authorized number of shares, their class, category, par value and number of votes entitled per share. SECTION SEVEN: SHARES. A) The Company’s shares shall be common, registered, non-endorsable or book-entry shares. In the event the Company launches a Tender Offer, shares shall be book-entry shares and a depositary may be in charge of their registration, including, without limitation, Caja de Valores S.A. Common shares of stock may be classified into: Class A and Class B shares. Class A shares shall have a par value of one-peso ($1) each and entitled to one (1) vote per share. Class B shares shall have a par value of one-peso ($1) each and entitled to five (5) votes per share. B) The Company may issue preferred shares of stock, with or without voting rights, which shall be book-entry shares and may be divided into classes, in accordance with the applicable law. When preferred shares of stock exercise their voting right (whether temporarily or permanently), they shall do so as members, to such effect, of the class they belong to. Preferred shares of stock shall have a preferred right to dividends payment, whether cumulative or not, in accordance with their conditions of issuance. These shares may also be entitled to an additional share in the Company’s net and realized profits. SECTION EIGHT: ISSUE OF SHARES. A) Capital may be increased by resolution of the general shareholders’ meeting, in accordance with the provisions of section 188, Law No. 19,550, as amended, following the proportion between Classes of shares. B) Each issue of shares, as applicable, shall be conducted pursuant to the Argentine Securities Commission rules (Comisión Nacional de Valores), the regulations of the Stock Exchange where the Company’s shares are listed, or those issued by the Superintendency of Corporations, as well as any other applicable foreign rules. Any resolution of the Shareholders’ Meeting to increase the share capital shall be executed by deed, unless otherwise agreed in each case, and registered with the Public Register. C) The Shareholders’ Meeting resolving the issue shall set the characteristics of the shares to be issued and may delegate to the Board of Directors so that it may fix the time, form and payment conditions, as well as to any other body as allowed by the current laws and regulations in each time. D) Holders of common or preferred shares of stock of each Class shall enjoy rights of first refusal and preemptive rights to subscribe for same Class shares to be issued, pro rata their holdings. Notices required by law shall be duly given. Rights of first refusal and preemptive rights may be exercised within the applicable legal term, and these may be limited or suspended in such circumstances provided by the applicable law. To the extent permitted by the applicable law, the right of first refusal shall be exercised by means of placements, pursuant to the terms and conditions provided by the applicable laws, and pursuant to the procedure and terms provided in the applicable offering memorandum. In such event, preemptive rights may not be exercised. In the event of an issue of shares divided in the Classes provided for in section seven hereof, and maintaining the relevant proportion, preemptive rights shall be deemed limited to the unsubscribed shares of such relevant class.

In the event holders of Class B shares opt to abstain from exercising their right of first refusal, either in whole or in part, with respect to shares of such same Class, shareholders of the same Class shall be entitled to exercise their right of first refusal, and the Share Capital shall be automatically reduced with respect to unsubscribed shares. E) In the event capital increases be subject to taxes in the future, such taxes shall be paid upon surrender of documents required for their registration. F) Should the Company become a public traded company, in the event of an issue of shares divided into the Classes provided in section seven hereof and any other classes, maintaining the relevant proportion, and subject to the provisions of section 216, Law No. 19,550, as amended, right of first refusal shall be limited to the unsubscribed shares of the relevant class. In addition to the foregoing, a RESTRICTION TO THE TRANSFER OF SHARES shall be applicable as follows: Class B shares shall not be transferred to unrelated third parties if such Class B shares are not previously converted into Class A shares. Securities convertible into shares issued by the Company shall be convertible into Class A shares only. The Extraordinary General Shareholders’ Meeting shall authorize their conversion. For purposes hereof, a “Related Party” of any Person shall be any legal or natural person which, directly or indirectly, controls, is controlled by, or is under common control of such Person. Should such Person be a natural person, then it shall include its ascendants, descendants, spouses, and relatives to the second degree of consanguinity and affinity. Moreover, it shall also include forced heirs in the event of succession. “Person” shall mean any natural or legal person, trust, association with no legal status, government (agency, or political instrumentality thereof) and any other entity. SECTION NINE: TENDER OFFER. A) Shares: The Company may launch a tender offer of its shares in any Stock Exchange or Securities Market whether local or foreign, and it shall comply with all applicable requirements. Should a shareholder acquire 95% or more of the Company’s share capital in the Tender Offer, then such shareholder may issue a unilateral statement to acquire the remaining share capital, in accordance with the procedure provided by Law No. 26,831, as amended, and any other applicable law. This statement shall result in the withdrawal of the tender offer as well as in the listing of shares as of the date of execution of the deed which conveys by law 100% of the shares and securities convertible into shares on the controlling party. B) Notes: The Company may issue notes, or other types of bonds, whether in the country or abroad, either described by law or not, in accordance with Law. No. 19,550, as amended, and other applicable special laws. The annual, ordinary or extraordinary Shareholders’ Meeting shall decide upon the issuance, as applicable, pursuant to the special laws, or the Board of Directors, if specifically authorized by the applicable laws. The Shareholders’ Meeting shall delegate on the Board all or some of the conditions of issue. The Company may issue other securities allowed by the applicable law, which may be convertible into shares or not. The Company may issue notes convertible into shares in accordance with the applicable law. In the event of an issue of securities convertible into shares, the shareholders shall be entitled to exercise their right of first refusal. In addition, classes of shares of interest may be issued in accordance with the Argentine Securities Commission rules. SECTION TEN: BOARD OF DIRECTORS. A) The Company shall be managed by a Board of Directors, which shall be comprised of at least three (3) members and no more than fourteen (14) regular directors, and of an equal or smaller number of alternate directors, as decided by the Company’s Ordinary General Shareholders’ Meeting. Alternate directors shall be appointed for the same term as regular directors to fill in vacancies resulting from any cause, and the General Shareholders’ Meeting shall also decide the manner in which alternate directors will replace regular directors in each case. B) Directors shall be in office for three (3) fiscal years, and they may be reelected indefinitely. Should the General Shareholders’ Meeting resolve to appoint nine (9) directors or more, then the Board of Directors shall renew by thirds or by the number closest to its third, provided, however, that at least three (3) directors shall be appointed at each election. Should this occur, upon the first election of nine (9) directors or more, the first third of members shall hold office for one (1) fiscal year; the second third shall hold office for two (2) fiscal years and the third shall hold office for three (3) fiscal years.

In subsequent appointments, directors shall hold office for three fiscal years. C) The General Shareholders’ Meeting which appoints the members of the Board of Directors may also appoint the Chairman and Vice-Chairman. If the General Shareholders’ Meeting fails to do so, then the Board of Directors shall appoint from its members those who will act as Chairman and Vice-Chairman at their first meeting following their election. D) As security for the fulfillment of their duties, each regular director shall provide the guarantees required by regulatory authorities within five (5) days following acceptance of their office. Members of the Board of Directors shall meet independence criteria requirements, as provided by the applicable law. SECTION ELEVEN: VACANCIES. In the event of vacancies in the Board of Directors resulting from death, incapacity, disqualification, resignation, removal, or temporary or permanent absence of one or more regular directors, and if no alternate directors were available to fill those vacancies and, as a result, the Board was unable to validly act, then the Supervisory Committee shall call a General Shareholders’ Meeting in order to appoint the number of directors necessary to fill in all vacancies, and they shall remain in office until the next general shareholders’ meeting. SECTION TWELVE: MEETINGS. A) The Board of Directors shall hold meetings in compliance with the minimum requirements provided by the applicable law, notwithstanding the fact that the Chairman, or his substitute, shall call meetings whenever deemed advisable or requested by any of its members. B) Notices shall be given by the Chairman, or his substitute, by any reliable means, at least five days in advance, and it shall include the agenda. Topics not included in the agenda may be dealt with if subsequently arose and if these are urgent. C) The Board of Directors shall record its resolutions in a meeting minutes book signed to such end. SECTION THIRTEEN: QUORUM AND MAJORITIES. An absolute majority of regular or alternate directors shall constitute a quorum for the Board of Directors to transact business. The Board may transact business with the members present thereat or communicated with one another by other means of simultaneous transmission of sound, images, or words. Directors in attendance and those participating remotely by any communication means, who may be in the country or abroad, shall be taken into consideration for deciding upon the quorum. The minutes of the meeting at which directors participate remotely shall be drafted and signed within five days following the meeting by the directors who attended the meeting personally and by Supervisory Committee’s representative. Directors who participated remotely may also sign the meeting minutes, and absence thereof shall not affect the meeting’s validity, nor the resolutions adopted thereat. The meeting minutes shall describe the directors’ statements, including those participating remotely, as well as their votes on each resolution adopted. The Board shall adopt resolutions by the majority vote of directors in attendance, whether personally or communicated with one another by other means of simultaneous transmission of sound, images, or words. In the event of a tie, the Chairman, or Vice-Chairman, in case of the Chairman’s absence or impediment, shall be entitled to two votes. Should any director abstain from voting either voluntarily or for any legal reason, then the abstention shall be deducted from the total number of votes to decide upon the majority. The Supervisory Committee, by means of its representative at the Board of Directors meetings, shall record the name of the directors participating remotely and if resolutions adopted thereat meet all legal requirements. SECTION FOURTEEN: POWERS OF THE BOARD OF DIRECTORS: The Board of Directors has broad powers to organize, manage and direct the Company, including the activities for which a special power of attorney is required under Section 375 of the Argentine Civil and Commercial Code and Section 9 of the Executive Order 5965/63.

Therefore, the Board of Directors may perform any legal act to pursue the corporate purpose in the name of the Company, including, but not limited to, buying, selling, exchanging, leasing real and personal property of any kind, and constituting all kind of property rights; granting and receiving pledges, mortgages, personal or other types of guarantees; executing any private agreements required to pursue the corporate purpose; lending or borrowing money or securities in general; operating with all kind of banks, financial companies or credit institutions, official and private, national or foreign; issuing, endorsing and discounting promissory notes, bills of exchange and checks on funds or overdraft credits; granting and revoking special or general, judicial, administrative or other power of attorneys, with broad powers, with or without the power to substitute or appoint managers, assigning them salaries and duties, revoking said appointments, initiating, pursuing, answering or withdrawing criminal complaints or lawsuits; and performing any other legal acts or proceedings related to its corporate purpose. The Board of Directors may, as per Section 9 of the Negotiable Obligations Law No. 23,576 (as amended), approve the issuance of notes, with express authorization to determine the conditions of issuance, including, but not limited to, the amount, time, price, type, guarantees and payment terms. In addition, the Board of Directors shall call the General or Special, ordinary or extraordinary, Shareholders’ Meetings, as appropriate, and shall arrange the agenda and submit the Annual Report and Financial Statements for the corresponding fiscal year to the Ordinary General Shareholders’ Meeting annually, within the statutory term and with the due formalities. The foregoing list is not exhaustive, thus the Board of Directors may, in general, conduct any transaction, activity, proceeding and execute any kind of agreement related to the corporate purpose in compliance with the legal provisions. SECTION FIFTEEN: LEGAL REPRESENTATION: The Company shall be represented by: A) the Chairman of the Board of Directors, or the Vice-Chairman in case of absence or impediment of the Chairman, or B) by any two (2) of the remaining Regular Directors, jointly, in case of absence or impediment of the Chairman and Vice-Chairman. In these cases, the Directors exercising the legal representation of the Company shall require a minutes of the Board of Directors authorizing them to act as applicable. The power to answer interrogatories at a lawsuit or arbitration proceeding shall be vested in the Chairman or Vice-Chairman in case of absence or impediment of the Chairman or the person or persons appointed by the Board of Directors, either on a general or special basis. In addition to the powers and duties vested in any Regular Director, the Chairman represents the Company pursuant to the preceding provisions and must comply with and enforce compliance with the laws, decrees and all other legal provisions applicable to the Company, as well as these Bylaws and the resolutions issued by the Company’s Shareholders’ Meeting and Board of Directors. The Vice-Chairman shall replace the Chairman in the event of death, incapacity, disqualification, resignation, removal or temporary or permanent absence. Except in the event of temporary absence, in all other cases, the Board of Director shall appoint a new Chairman pursuant to Section Thirteen hereof, within thirty (30) days of the vacancy. SECTION SIXTEEN: EXECUTIVE COMMITTEE: The Company’s ordinary business shall be managed by the Board of Directors. If the Company makes a Tender Offer, said offer shall be made by an Executive Committee consisting of a number of regular members as determined by the Board of Directors. At the first meeting of the Board of Directors following the Ordinary General Shareholders’ Meeting, the Directors shall elect from among their number the regular members that will constitute the Executive Committee, which shall at least be composed of the Chairman and two (2) regular members of the Board of Directors. The Directors shall also elect one (1) alternate member, which shall be another Regular Director, provided that the composition of the Board of Directors so permits. Otherwise, an Alternate Director shall be elected to such end, who shall take office in the event of a temporary or permanent vacancy of any regular member of the Committee. If a regular director of the Company ceases to hold office for any reason, his or her position as a member of the Executive Committee shall automatically cease, with no need for an express decision. The Board of Directors’ Chairman shall also be the Executive Committee’s Chairman. In addition, at its first meeting, the Executive Committee shall elect from its members a Vice-Chairman, who will replace the Chairman in the event of absence or permanent or temporary impediment.

SECTION SEVENTEEN: OPERATION OF THE EXECUTIVE COMMITTEE: The Executive Committee shall deliberate with the attendance of two (2) of its members and shall decide by a majority vote; in the event of a tie, the Chairman or its substitute shall have two votes. If a meeting is held remotely, the supervisory body shall put on record the regularity of the decisions adopted. The Committee may deliberate with members present either in person or communicated with one another through other means of simultaneous transmission of sound, images and words. In order to determine the quorum, both members present in person and those participating remotely through the technological means mentioned above shall be accounted for, whether located anywhere in the country or abroad. The meeting minutes in which members participate remotely shall be drafted and signed within five days of the meeting by the directors present in person and by the representative of the supervisory body. At its first meeting, the Executive Committee shall determine the frequency of its meetings, notwithstanding the meetings which shall be held when convened by the Chairman or its substitute, or as per a request submitted to it by any other member of said committee, which shall be held within the next forty-eight (48) hours. Meetings shall not require a previously communicated established agenda. These meetings shall be recorded in a minutes’ book signed to such end. The Executive Committee may divide its functions by creating special Subcommittees with three (3) members (any member shall be replaced by the alternate mentioned above) to which the preceding operation rules shall apply. Notwithstanding the powers granted to the Board of Directors by the law and these Bylaws, the Executive Committee shall manage the ordinary business not directly managed, either originally or by delegation, by the Board of Directors. Consequently, in compliance with the policies established by the Board of Directors, the Executive Committee may: 1) develop and enforce the commercial, credit, financial, and human resources policies of the Company, and any other policy related to the corporate purpose, entering into the required agreements and transactions, including those requiring the execution of a public deed, with sufficient representation, as the case may be; 2) create, maintain, remove, restructure or transfer the departments and areas of the Company’s administrative and operational organization; 3) create Special Committees and/or similar structures or functional levels, appoint those in charge and determine the scope of their functions; 4) approve the staffing, appoint managers, including the general manager and assistant managers, and determine their functions, hire personnel of any rank or hierarchy, fix their compensation levels and working conditions, and adopt any other personnel policy measure, including promotions and dismissals, being the Executive Committee Chairman empowered to order transfers, relocations and/or removals, as well as to impose sanctions as applicable; 5) propose to the Board of Directors the creation, opening, relocation or closing of branches, agencies or representative offices in the country or abroad, as well as the initial participation or participation by acquisition in other companies domiciled in the country or abroad, and the complete or partial disposal of said shares, and supervise their operation, instructing the appropriate persons about the exercise of corporate rights; 6) manage and dispose of corporate assets and, to the same extent, borrow funds to be used in the Company’s transactions; 7) develop and submit to the Board of Director’s consideration any plan required for the development of the policies set forth in subsection 1) hereof, as well as the contracting regime, the annual budget and the estimates of expenses and investments and levels of indebtedness; 8) develop its own internal rules, if deemed necessary. The preceding list is not exhaustive, being the Executive Committee empowered to take any required measure for the ordinary management of the corporate business. Notwithstanding the powers vested in the Board of Directors and the legal representatives of the Company, the Executive Committee’s Minutes shall be sufficient to authorize the performance of any ordinary transaction of the Company. SECTION EIGHTEEN: MONITORING: A) SUPERVISORY COMMITTEE. A) The Monitoring of the Company shall be vested in the Supervisory Committee composed of three (3) Regular Auditors and three (3) Alternate Auditors appointed by the Ordinary General Shareholders’ Meeting.

At its first meeting following the Ordinary General Shareholders’ Meeting, the Supervisory Committee shall elect from its members the person who will act as Chairman.

B) The term of office of the Auditors shall be one (1) year. C) The Supervisory Committee shall hold meetings with the attendance of an absolute majority of its members, make decisions by the majority vote of those present, and meet with the minimum frequency required to comply with its duties and the applicable regulations. E) The Supervisory Committee shall record its resolutions in a minutes’ book signed to such end. F) In the event of death, incapacity, disqualification, resignation, removal or temporary or permanent absence of the regular members, the alternate members shall substitute them as per the order of their appointment. G) The Auditors shall have the rights and duties provided in Law No. 19,550, as amended. H) The compensation of the Auditors shall be fixed by the Ordinary General Shareholders’ Meeting within the limits set forth by the applicable law. B) AUDIT COMMITTEE. If the Company makes a Tender Offer, it shall have an Audit Committee with the powers and responsibilities determined by the applicable regulations, those that may be issued by the supervisory authority and those established by the Shareholders’ Meeting and the Board of Directors. It shall be composed of three (3) members of the Board of Directors as regular members, and an equal or lower number of alternate members may be appointed by the Board of Directors from among their regular or alternate members. The majority of the members of the Audit Committee shall be independent as per the criteria determined by the supervisory authority. The members of the Committee shall be elected by the Board of Directors and proposed by the Chairman. The Committee shall establish its own Internal Rules and may deliberate with the members present either in person or communicated with each other through other means of simultaneous transmission of sound, images and words. In order to determine the quorum, both the members present in person and those participating remotely through the technological means mentioned above shall be accounted for, whether they are located anywhere in the country or abroad. The meeting’s minutes in which members of the Audit Committee participate remotely shall be drafted and signed within five days of the meeting by the members present in person and by the representative of the supervisory body. Members who participate remotely may sign the minutes, and not doing so shall not affect the validity of the meeting and the resolutions adopted therein. The minutes shall set forth the statements of the members present in person and of those participating remotely, as well as their votes in relation to each adopted resolution. The Audit Committee shall adopt its resolutions by a majority vote of the members present whether in person or communicated with each other through other means of simultaneous transmission of sound, images and words. Members of the managing and supervisory bodies may attend the discussions of the Audit Committee, with the power to participate but not to vote. SECTION NINETEEN. SHAREHOLDERS’ MEETINGS. CALL: A) Shareholders’ Meetings shall be called by the Board of Directors, or by the Supervisory Committee when applicable, when required by the law or at the request of the shareholders representing five (5%) per cent of the share capital. Shareholders’ Meetings shall be called within the terms required by the applicable rules. B) Ordinary Shareholders’ Meetings at first and second call may be called simultaneously as provided in Section 237 of Law No. 19,550, as amended, notwithstanding the provisions therein related to an Unanimous Shareholders’ Meeting. If there is no simultaneous call, the Shareholders’ Meeting at second call due to failure of first call shall be held no later than thirty (30) days after said call, in compliance with the publications required by the applicable rules. SECTION TWENTY: OPERATION OF SHAREHOLDERS’ MEETINGS: Shareholders may be represented at any Shareholders’ Meeting by means of a mandate granted through a public or private instrument. The joint owners of shares shall unify their representation. Shareholders’ Meetings shall be presided over by the Chairman of the Board of Directors or its substitute or, in case of absence, by the person designated by the Shareholders’ Meeting. Without implying the delegation of powers pertaining to the presidency, it shall be understood as appropriate for the presidency to be assisted by administrative personnel.

A

majority of the shares entitled to vote shall constitute a quorum for the Ordinary Shareholders’ Meeting at first call. At least sixty per cent of the voting shares shall constitute a quorum for the Extraordinary Shareholders’ Meeting at first call. At second call, quorum shall be determined by Section 243, second paragraph, of Law No. 19,550, as amended, for an Ordinary Shareholders’ Meeting, and by Section 244, second paragraph of Law No. 19,550, as amended, for an Extraordinary Shareholders’ Meeting. The Shareholders’ Meeting shall adopt its resolutions by a majority of the votes present. If the Company makes a Tender Offer of Shares or Notes: A) The Directors and members of the Supervisory Committee shall have the right and obligation to attend all Shareholders’ Meetings, with the power to participate. They shall only have the right to vote to the extent applicable in their capacity as shareholders and subject to the limitations set forth by the applicable law. B) The Shareholders’ Meeting shall adopt resolutions by a majority of the votes present, either on their own name or represented by proxy, whether in person or communicated through other means of simultaneous transmission of sound, images and words, provided that all participants may be identified and may follow the debate and intervene in real time, in order to ensure the principle of equal treatment of the participants. The participants attending by any of the preceding means shall be considered present for all purposes, including, without limitation, to determine if there is quorum to hold the meeting. C) If there were participants attending remotely, the minutes shall include the name of the participants and the capacity in which they participated, their location, the technical mechanisms used and the vote cast by the participants in relation to each resolution adopted. The minutes shall be drafted and signed no later than five (5) business days following the meeting, including the signatures of the shareholders appointed for said purpose, the Chairman and the representative of the Supervisory Committee. The Supervisory Committee shall record in the minutes the names of the remote participants and the regularity of the resolutions adopted in the meeting. SECTION TWENTY ONE: DISTRIBUTION OF PROFITS: A) Net and realized profits for each fiscal year shall be applied as follows: 1) 5% (five per cent) up to 20% (twenty per cent) of the paid-up share capital, to the statutory reserve fund; 2) the sum fixed by the Shareholders’ Meeting, to the payment of the fees of the Board of Directors and the Supervisory Committee; 3) the balance, to dividends and additional participation of preferred shares, if any, and to dividends on common shares and/or optional reserve funds, or contingency funds or to a new account, or to such legal purpose as determined by the Shareholders’ Meeting. B) Dividends voted in cash shall be paid in proportion to their respective holdings within thirty (30) days of their sanction and the right to receive said dividends shall expire three (3) years from the date on which they were made available to the shareholders. C) Annual dividends may be paid in shares or in shares and cash jointly, except for those corresponding to employee participation bonuses, if any, which shall be paid in cash only within the term set forth in subsection B). All other dividends shall be made available to the shareholders within a term not exceeding the term provided by the regulations of the Argentine Securities Commission, calculated as per said regulations. D) Dividends may be distributed in cash quarterly pursuant to the applicable statutory and regulatory provisions. E) When the distribution of dividends in cash is approved, it may be decided, treating the matter as a special item on the agenda, that their payment be made in as many installments as determined by the Shareholders’ Meeting, with the formalities and under the conditions and within the total term, as appropriate, pursuant to the regulations in force from time to time. SECTION TWENTY TWO: DISSOLUTION AND LIQUIDATION: A) When the Company decides to dissolve, the Board of Directors, with the intervention of the Supervisory Committee, shall proceed with its liquidation, unless the Shareholders’ Meeting appoints a liquidation committee; in this case, the Shareholders’ Meeting shall determine the powers of the receivers. B) Upon settlement of liabilities and reimbursement of the capital, the reminder shall be distributed among the shareholders in proportion to their respective paid-in shares with the preferences set forth in these Bylaws. SECTION TWENTY THREE: ARBITRATION: The Company submits to the jurisdiction of the Arbitration Court of the Buenos Aires Stock Exchange for the purposes of Section 46 of Law 26,831.”